UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series

Annual Report

December 31, 2021

Equity

Lazard Retirement Emerging Markets Equity Portfolio

Lazard Retirement International Equity Portfolio

Lazard Retirement US Small-Mid Cap Equity Portfolio

Multi-Asset

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Market Overviews (unaudited)
11	Performance Overviews (unaudited)
15	Information About Your Portfolio’s Expenses (unaudited)
17	Portfolio Holdings Presented by Sector
18	Portfolios of Investments
18	Lazard Retirement Emerging Markets Equity Portfolio
22	Lazard Retirement International Equity Portfolio
26	Lazard Retirement US Small-Mid Cap Equity Portfolio
31	Lazard Retirement Global Dynamic Multi-Asset Portfolio
56	Notes to Portfolios of Investments
60	Statements of Assets and Liabilities
62	Statements of Operations
64	Statements of Changes in Net Assets
67	Financial Highlights
73	Notes to Financial Statements
97	Report of Independent Registered Public Accounting Firm
99	Board of Directors and Officers Information (unaudited)
102	Tax and Other Information (unaudited)

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

Lazard Retirement Series, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2021 proved to be an especially challenging one for global financial markets, as the pandemic entered its second year and new risk factors emerged.

Despite the emergence of several highly effective vaccines in late 2020, anxiety about COVID-19 continued to hang over global financial markets for much of 2021. The uneven nature of the worldwide vaccine rollout, shortages of a wide variety of items, and the emergence of more infectious strains were stark reminders that the virus remained a serious, persistent threat to global public health and the world economy.

Yet, it was the specter of surging global inflation that was also front and center in the minds of investors throughout the year. Traders were concerned that the sharp rise in consumer prices would force monetary policymakers, especially those at the US Federal Reserve (the “Fed”), the world’s most influential central bank, to raise interest rates to contain inflation, potentially hindering a fragile global economic recovery and undercutting a major source of support for riskier assets. Against a backdrop of persistently high inflation and a wave of new COVID-19 cases sweeping across parts of the world, the Fed announced in the closing weeks of December that it would pull back on its massive stimulus program. The news forced markets to prepare to enter 2022 with less Fed support than they have had since the start of the pandemic.

Despite all the challenges and uncertainty, global equity markets generally advanced in 2021, in large part due to solid corporate earnings, especially in the United States and Europe, with data indicating that earnings recoveries were underway for companies in both regions. Global bond markets, including those for sovereign debt and local currency emerging markets, faced headwinds amid the backdrop of rising interest rates and US dollar strength. Among the bright spots were inflation-linked bonds, which were supported by higher inflation expectations, and high yield bonds, which benefited from coupon income and stable or tighter credit.

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The year 2021 continued a trend of extraordinary shifts in market conditions. However, whatever the investment landscape, we remain confident that fundamental analyses will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management

Annual Report   3

Lazard Retirement Series, Inc. Market Overviews (unaudited)

Global Markets

For the year that ended December 31, global equity markets rose sharply, as measured by the MSCI All Country World Index (“MSCI ACWI”),as risk appetites proved resilient enough to fuel a rally that was able to overcome heightened uncertainty.

Despite the discovery of a vaccine last November, coronavirus disease 2019 (“COVID-19”) risk lingered and remained a persistent source of anxiety for investors. The emergence of the rapidly spreading, highly infectious Delta and Omicron variants of COVID-19 in the second half of the year sparked waves of infections around the world and rattled markets, with traders fearing the imposition of economically punishing lockdowns in order to contain the outbreaks. However, in the case of the Omicron variant, which emerged in late November, these fears eased considerably, as scientific data suggested that this variant may cause less severe illness than the Delta and earlier variants.

The specter of surging global inflation was top of mind for investors for much of 2021 amid supply-chain bottlenecks, labor shortages, and sharp increases in shipping costs and oil prices. With consumer prices remaining stubbornly high, all eyes were on the stimulus policy path of the US Federal Reserve (the “Fed”). The announcement by the world’s most influential central bank in the final weeks of the year that it would accelerate the tapering of its bond purchases and likely raise interest rates three times in 2022 received a mixed reaction from financial markets. While traders were heartened by signs that the Fed took the threat of inflation seriously, they also worried that a rapid increase in interest rates could slow global economic growth and undercut the appeal of stocks, which have benefited greatly from the massive stimulus programs. Two other key central banks, the Bank of England and the European Central Bank, announced that they, too, were taking a more hawkish turn in order to contain higher prices.

Negative developments in China during the year compounded market anxiety. China’s economic slowdown and increased regulatory scrutiny of domestic companies, coupled with the financial

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woes of the country’s debt-laden real estate sector, weighed heavily on the world’s second largest economy.

Despite mounting uncertainty, consistently strong profits, especially for US and European companies, provided momentum for a stock market rally. In all four quarterly corporate earnings seasons in 2021, the percentage of companies in both the S&P 500 Index, which is widely used to represent the performance of large capitalization US companies, and the STOXX Europe 600 Index, generally considered representative of European stock market performance, exceeded expectations, beating their long-term historical averages. Encouragingly, data indicated that an earnings recovery was underway for companies on both sides of the Atlantic. Japanese companies also reported upbeat corporate earnings throughout the year. Against this backdrop, the MSCI ACWI, which covers both developed and developing markets, climbed 18.5% in 2021 (in US dollar terms).

Stock markets in the developed world advanced in 2021, while those in the developing world retreated. In the US, the S&P 500 Index outperformed the MSCI ACWI by a wide margin, as bullish sentiment about corporate earnings and the country’s improving economic outlook drove the US stock market higher. For the year, the S&P 500 Index posted seventy all-time highs for 2021, the most in the post-World War II era since 1954. In Europe, the STOXX Europe 600 Index gained, but underperformed the MSCI ACWI, as solid corporate earnings were overshadowed by anxiety about another wave of COVID-19 infections that swept across the continent. In Japan, the MSCI Japan Index climbed but trailed the MSCI ACWI, as the country’s COVID-19 outbreaks and sluggish personal consumption proved to be obstacles. Despite these headwinds, strong corporate earnings, especially from manufacturers, made significant positive contributions to performance. Meanwhile, in the developing world, China’s stock market, as measured by the MSCI China Index, fell due to concerns about the country’s dimming economic outlook. The country’s increased regulatory scrutiny wiped out $1 trillion in stock market value of China-based companies.

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Emerging Markets Equities

Latin America was the worst performing emerging markets region in 2021, with Brazil’s stock market falling sharply on concerns about the country’s economic outlook and political risk stemming from upcoming elections. Emerging Asia also underperformed the MSCI Emerging Markets Index (the “MSCI EM Index”), a broad measure of emerging markets stock performance, as a result of the concerns in China. Chinese stocks account for over one-third of the MSCI EM Index, so the decline in Chinese stock market had an outsize impact on the broader market index. The region encompassing emerging Europe, the Middle East, and Africa (EMEA) outperformed the broader market index, with Russia’s stock market jumping, thanks to a strong rebound in the price of oil, the country’s chief export. Russia’s stock market faltered late in the year on sanctions risk stemming from the country’s potential military conflict with Ukraine.

Energy was the best performing emerging markets sector in the MSCI EM Index, as a recovery in the price of oil lifted shares of oil producers. Consumer discretionary was the worst performing sector in the MSCI EM Index, as Chinese private education companies fell sharply after the government banned for-private tutoring.

International Equities

International stocks, as measured by the MSCI EAFE Index, once again underperformed the US market, despite beginning 2021 with much cheaper valuations and experiencing faster earnings growth throughout the year, especially in Europe. This was due, in significant part, to the overwhelming out-performance of the expensive growth stocks that dominated the very concentrated S&P 500 benchmark. Energy was the best performing international sector in 2021. Oil producers saw their stock price climb in sympathy with the rebound in oil prices. Communication services was the worst performing sector, due in part to several gaming companies experiencing sharp losses in the second half of the year.

US Equities

Energy was the best performing sector in the S&P 500 in 2021. Oil producers saw their stock price climb in sympathy with the

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rebound in oil prices, as investors bet that the re-opening of economies will increase demand. Utilities was the worst performing sector, as heightened risk appetites led investors to rotate out of defensive stocks and into economically sensitive ones. Within the small-mid cap universe, the Russell 2500 Index returned 18.19% in 2021 with value stocks outperforming growth stocks by the widest margin since 2000. Small-mid cap stocks outpaced the market at the beginning of the year as the economy benefitted from reopening, but have since lagged versus larger cap stocks. Within the Russell 2500, financials were a large driver of performance, up over 30% for the year amid hopes for higher interest rates; with inflation remaining stubbornly high, the Fed announced that it would accelerate the pull back of its bond purchases and likely raise interest rates in 2022, satisfying investors who believed the central bank could move towards tighter monetary policy without derailing economic growth. Energy was also a notable gainer, up 82% this year, as oil and gas prices were driven higher by stronger demand and weak supply.

Multi-Asset

Global equity markets rose sharply in 2021, thanks to strong corporate earnings, especially in the US and Europe and from the extraordinary monetary support from key central banks such as the Fed and the European Central Bank. Global interest rates were mixed during the year, increasing in the first quarter, falling in the second and remaining volatile in the third and fourth quarter. The yield on the benchmark US 10-year Treasury note ended the year at 1.51%, with a range for 2021 of 0.91% to 1.75%, with both the high and the low occurring in the first quarter. Inflationary pressure increased in the latter part of the year. Across the Atlantic, the yield on the 10-year German Bund, Europe’s principal safe haven asset, ended the year at -0.17%, with a range for 2021 of -0.57% to -0.08%.

PORTFOLIO PERFORMANCE

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2021, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of 5.80%, while Service Shares posted a total return of

Annual Report   7

5.47%, as compared with the -2.54% return for its benchmark, the MSCI EM Index.

Stock selection in the consumer discretionary, communication services, energy, and materials sectors boosted relative performance, as did stock selection in China and Korea. Lower-than-benchmark exposure to the consumer discretionary sector and to China contributed positively, as did higher-than-benchmark exposure to the energy and financials sectors and to Russia and Mexico. Shares of Taiwanese integrated circuits maker Novatek Microelectronics rebounded on bullish sentiment about the company’s outlook for 2022. Shares of Russian energy company Lukoil gained, thanks to a spike in both oil and gas prices. Shares of America Movil gained on news that the Mexican telecom services company successfully executed on the divestment of non-core assets and improved shareholder returns.

Security selection in the financials and real estate sectors hurt relative performance, as did a lower-than-benchmark exposure to Taiwan and Saudi Arabia. Chinese property management company A-Living saw its stock price fall on ongoing share-price overhang as a result of cash flow issues for its parent company, Agile Group. Shares of Ping An Insurance faltered after the China-based insurer disclosed an ongoing regulatory probe into its past real estate transactions. Brazil-based lender Banco do Brasil saw its stock price fall on worries about the country’s upcoming elections and the lowering of GDP growth forecasts.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2021, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 5.83%, as compared with the 11.26% return for the MSCI EAFE® Index.

A key drag on performance was the Portfolio’s holdings of companies its management team views as having attractive long-term prospects, but which remain vulnerable to uncertainties around economic re-openings. Performance also suffered from the Portfolio’s exposure to Chinese companies particularly vulnerable to the

8   Annual Report

changes in the regulatory and economic environment. Lastly, the Portfolio suffered from not owning some high-quality companies which could not be justified on valuation grounds.

Although the MSCI EAFE Index does not include exposure to Chinese companies, the Portfolio held Autohome during the year, a Chinese security. Autohome, an online auto retailer, suffered significantly during the year, as a result of uncertainty regarding new car sales in China due to ongoing semiconductor shortages and pressure on the original equipment manufacturer from raw material inflation. The stock was also hurt by the continued increased regulatory oversight of the Chinese government on various industries. Also during the year, shares of Vestas, a Danish wind power company, fell significantly as higher costs for logistics-related functions, warranties, and raw materials affected earnings.

In contrast, the stock of Bank Leumi, an Israeli bank, was a positive contributor to relative performance during the year because of strong credit results and loan growth momentum driven by demand in the Israeli construction and real estate markets. Hitachi, a Japanese conglomerate that contributed positively to relative returns, benefitted from management initiatives and reported higher-than-expected earnings. RELX, a UK-based professional publisher that also has businesses in risk assessment and mitigation, a legal platform, and an events business, also contributed positively to relative performance for the year.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2021, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 19.87%, as compared with the 18.18% return for the Russell 2500® Index.

Stock selection and a less-than-benchmark exposure in the health care sector contributed to relative performance. Shares of contract research organization ICON rose as the company’s earnings reports in the second half of the year provided further validation of scale benefits that will accrue as a result of the acquisition of PRA Health Sciences. Stock selection in the energy sector also contributed to

Annual Report   9

relative performance. Magnolia Oil & Gas reported strong earnings and guidance throughout the year, helped by the performance of its Giddings Field and cost control.

In contrast, stock selection in the financials sector detracted from relative performance. Shares of Metromile fell amid volatility in the pay-per-mile insurance segment. The Portfolio exited the position in May. Stock selection in the consumer discretionary sector also detracted from relative performance. Shares of casual dining restaurant operator Brinker fell, as the rise of COVID-19 variants throughout the year and inflation threatened the pace of recovery for the restaurant industry.

Lazard Retirement Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2021, the Lazard Retirement Global Dynamic Multi-Asset Portfolio’s Investor Shares posted a total return of 12.16%, while Service Shares posted a total return of 11.94%, as compared with the 21.82% return for the MSCI World Index and the 7.92% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Global Aggregate® Index (the “GDMA Index”).

An average overweight over the year (compared to the benchmark) to equity versus fixed income contributed positively to relative performance, as equities significantly outperformed fixed income during 2021. Stock selection in the information technology sector also boosted relative performance, as did lower-than-benchmark exposure to bonds in the Eurozone and the United Kingdom.

Stock selection in the materials sector detracted, as did higher-than-benchmark exposure to Canada, Australia, New Zealand, and Singapore within fixed income.

Derivatives, in the form of forward currency contracts, were used for foreign currency hedging purposes only. This hedging activity marginally detracted from overall performance during the year.

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Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Service Shares and Investor Shares, and the indexes shown below.

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and the MSCI Emerging Markets® Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Years	Ten Years
Service Shares	5.47%	5.07%	3.58%
Investor Shares	5.80%	5.34%	3.84%
MSCI Emerging Markets Index	–2.54%	9.87%	5.49%

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and the MSCI EAFE® Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Years	Ten Years
Service Shares	5.83%	7.86%	7.13%
MSCI EAFE Index	11.26%	9.55%	8.03%

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Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio and the Russell 2500® Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Years	Ten Years
Service Shares	19.87%	10.45%	11.89%
Russell 2500 Index	18.18%	13.75%	14.15%

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Lazard Retirement Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi-Asset Portfolio, the MSCI World® Index and the GDMA Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Years	Since Inception	†
Service Shares	11.94%	8.40%	7.41%
Investor Shares	12.16%	N/A	10.07%
MSCI World Index	21.82%	5.03%	12.02% (Service Shares) 21.70% (Investor Shares)
GDMA Index	7.92%	9.33%	6.92% (Service Shares) 12.67% (Investor Shares)

†	The inception date for the Service Shares was April 30, 2012 and for the Investor Shares was December 31, 2018.

Notes to Performance Overviews:

Information About Portfolios Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer agent and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolios returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any.

Annual Report   13

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 27 emerging markets country indices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Global Aggregate® Index and is rebalanced monthly. The Bloomberg Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

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Lazard Retirement Series, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2021 through December 31, 2021 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

Annual Report   15

Portfolio	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21- 12/31/21	Annualized Expense Ratio During Period 7/1/21- 12/31/21

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$952.80	$6.64	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Investor Shares
Actual	$1,000.00	$953.90	$5.47	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.65	1.11%

International Equity
Service Shares
Actual	$1,000.00	$1,003.50	$5.35	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40	1.06%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,024.80	$5.87	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Global Dynamic Multi-Asset
Service Shares
Actual	$1,000.00	$1,056.10	$5.44	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Investor Shares
Actual	$1,000.00	$1,057.50	$4.67	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

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Lazard Retirement Series, Inc.

Portfolio Holdings Presented by Sector December 31, 2021

Sector*	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement US Small- Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio#

Communication Services	7.4%	4.4%	4.4%	6.2%
Consumer Discretionary	8.5	12.8	11.8	11.0
Consumer Staples	6.7	9.3	3.7	6.7
Energy	9.8	4.7	4.3	1.9
Financials	27.0	13.5	12.9	12.5
Health Care	2.3	10.6	12.4	9.8
Industrials	3.0	18.8	18.0	8.5
Information Technology	21.5	6.7	14.7	17.9
Materials	7.8	6.6	7.0	2.4
Real Estate	1.9	4.0	8.2	1.9
Utilities	0.7	6.4	1.8	1.3
Municipal	—	—	—	0.9
Sovereign Debt	—	—	—	17.6
US Treasury Securities	—	—	—	0.3
Short-Term Investments	3.4	2.2	0.8	1.1
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.
#	Equity sector breakdown includes information on the underlying holdings of exchange-traded funds held by the Portfolio.

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Lazard Retirement Series, Inc. Portfolios of Investments
December 31, 2021

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 96.6%

Austria | 0.7%
Mondi PLC	118,100	$2,910,193

Brazil | 9.3%
Banco do Brasil SA	1,445,902	7,483,323
BB Seguridade Participacoes SA	1,615,800	6,015,679
CCR SA	2,483,350	5,161,723
Engie Brasil Energia SA	390,298	2,693,240
Petroleo Brasileiro SA Sponsored ADR	736,302	8,084,596
Vale SA Sponsored ADR	307,419	4,310,014
Vibra Energia SA	759,800	2,914,544
		36,663,119
China | 19.5%
A-Living Smart City Services Co., Ltd.	1,583,750	2,703,914
AAC Technologies Holdings, Inc.	585,191	2,305,466
Anhui Conch Cement Co., Ltd., Class H	1,116,875	5,579,531
China Construction Bank Corp., Class H	20,669,038	14,321,186
China Merchants Bank Co., Ltd., Class H	963,237	7,485,971
China Shenhua Energy Co., Ltd., Class H	1,579,275	3,702,687
China Vanke Co., Ltd., Class H	2,020,900	4,704,232
Gree Electric Appliances, Inc. of Zhuhai, Class A	659,400	3,822,833
Hengan International Group Co., Ltd.	960,027	4,943,146
Huayu Automotive Systems Co., Ltd., Class A	841,500	3,731,609
Lenovo Group, Ltd.	4,632,000	5,323,076
Ping An Insurance (Group) Co. of China, Ltd., Class H	966,000	6,962,810
Sinopharm Group Co., Ltd., Class H	2,518,797	5,481,903
Tingyi (Cayman Islands) Holding Corp.	1,514,000	3,111,181
Weichai Power Co., Ltd., Class H	1,403,958	2,747,768
		76,927,313
Egypt | 1.5%
Commercial International Bank Egypt SAE GDR (*)	1,754,868	5,790,536

The accompanying notes are an integral part of these financial statements.

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		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

Greece | 0.9%
OPAP SA	256,548	$3,639,973

Hong Kong | 1.1%
ASM Pacific Technology, Ltd.	426,388	4,596,508

Hungary | 1.7%
OTP Bank Nyrt. (*)	129,210	6,601,998

India | 6.7%
Axis Bank, Ltd. (*)	373,552	3,389,835
Bajaj Auto, Ltd.	58,669	2,564,686
Bharat Petroleum Corp., Ltd.	571,720	2,964,970
Coal India, Ltd.	1,250,900	2,455,212
Hero MotoCorp, Ltd.	77,120	2,549,113
Indus Towers, Ltd.	1,393,414	4,634,455
Petronet LNG, Ltd.	983,657	2,862,327
UPL, Ltd.	526,717	5,269,911
		26,690,509
Indonesia | 5.4%
PT Astra International Tbk	10,204,604	4,076,751
PT Bank Mandiri (Persero) Tbk	15,422,330	7,599,605
PT Telkom Indonesia (Persero) Tbk ADR	329,165	9,542,493
		21,218,849
Mexico | 5.1%
America Movil SAB de CV, Class L
Sponsored ADR	317,879	6,710,426
Grupo Financiero Banorte SAB de CV, Class O	872,265	5,666,708
Grupo Mexico SAB de CV, Series B	1,112,508	4,851,449
Kimberly-Clark de Mexico SAB de CV, Series A	1,920,989	2,909,324
		20,137,907
Portugal | 1.8%
Galp Energia SGPS SA	724,510	7,025,524

The accompanying notes are an integral part of these financial statements.

Annual Report   19

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

Russia | 7.1%
Gazprom PJSC Sponsored ADR	527,817	$4,860,383
LUKOIL PJSC Sponsored ADR	76,520	6,829,076
Mobile TeleSystems PJSC Sponsored ADR	722,038	5,740,202
Sberbank of Russia PJSC (‡)	1,580,119	6,167,807
X5 Retail Group NV GDR	170,463	4,501,940
		28,099,408
South Africa | 6.8%
Anglo American PLC	101,685	4,162,260
Life Healthcare Group Holdings, Ltd.	2,501,730	3,773,087
Nedbank Group, Ltd.	559,300	6,144,111
Sanlam, Ltd.	732,789	2,729,570
Standard Bank Group, Ltd.	374,494	3,289,924
The Bidvest Group, Ltd.	342,443	4,071,959
Vodacom Group, Ltd.	304,252	2,566,042
		26,736,953
South Korea | 14.6%
Coway Co., Ltd.	82,561	5,134,124
Hyundai Mobis Co., Ltd.	23,292	4,947,240
KB Financial Group, Inc.	155,206	7,154,281
KT&G Corp.	66,898	4,448,714
Samsung Electronics Co., Ltd.	231,256	15,181,990
Shinhan Financial Group Co., Ltd.	190,563	5,875,994
SK Hynix, Inc.	136,493	14,933,938
		57,676,281
Taiwan | 10.8%
ASE Technology Holding Co., Ltd.	1,866,000	7,153,476
Globalwafers Co., Ltd.	99,000	3,165,633
Hon Hai Precision Industry Co., Ltd.	1,697,320	6,363,207
Novatek Microelectronics Corp.	433,000	8,400,034
Quanta Computer, Inc.	2,200,000	7,517,853
Taiwan Semiconductor Manufacturing Co., Ltd.	180,989	4,007,595
Wiwynn Corp.	154,000	6,188,114
		42,795,912

The accompanying notes are an integral part of these financial statements.

20   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Thailand | 1.9%
Kasikornbank Public Co., Ltd.	953,769	$4,040,400
The Siam Cement Public Co., Ltd. (‡)	317,908	3,673,477
		7,713,877
United Kingdom | 1.7%
Unilever PLC	123,669	6,622,545

Total Common Stocks (Cost $327,968,068)		381,847,405

Short-Term Investments | 3.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $13,337,169)	13,337,169	13,337,169

Total Investments | 100.0% (Cost $341,305,237)		$395,184,574

Liabilities in Excess of Cash and Other Assets | 0.0%		(30,855)

Net Assets | 100.0%		$395,153,719

The accompanying notes are an integral part of these financial statements.

Annual Report   21

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 95.6%

Canada | 3.8%
CAE, Inc. (*)	45,073	$1,137,025
Suncor Energy, Inc.	98,482	2,464,094
TMX Group, Ltd.	16,292	1,651,803
		5,252,922
China | 4.7%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	7,614	904,467
Autohome, Inc. ADR	25,929	764,387
China Longyuan Power Group Corp., Ltd., Class H	595,000	1,388,935
ENN Energy Holdings, Ltd.	89,900	1,693,621
ESR Cayman, Ltd. (*)	541,600	1,833,212
		6,584,622
Denmark | 2.8%
Carlsberg AS, Class B	12,409	2,131,565
Vestas Wind Systems A/S	60,273	1,822,700
		3,954,265
Finland | 2.3%
Nordea Bank Abp	174,739	2,128,040
Sampo Oyj, A Shares	21,735	1,084,355
		3,212,395
France | 10.5%
Air Liquide SA	14,138	2,465,333
Capgemini SE	10,867	2,654,267
Engie SA	233,615	3,459,161
Pernod Ricard SA	9,108	2,191,363
Sanofi	38,136	3,831,663
		14,601,787
Germany | 9.0%
adidas AG	3,648	1,052,087
Continental AG (*)	17,130	1,813,559
Infineon Technologies AG	40,628	1,883,882
Merck KGaA	10,780	2,786,988
MTU Aero Engines AG	11,228	2,282,833
ProSiebenSat.1 Media SE	61,858	987,584

The accompanying notes are an integral part of these financial statements.

22   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (continued)

Vonovia SE	32,087	$1,771,730
		12,578,663
India | 1.0%
Reliance Industries, Ltd.	44,076	1,403,331

Ireland | 1.3%
Ryanair Holdings PLC Sponsored ADR (*)	17,319	1,772,253

Israel | 1.8%
Bank Leumi Le-Israel BM	228,330	2,453,448

Italy | 1.7%
Enel SpA	297,427	2,368,698

Japan | 14.7%
Asics Corp.	43,300	960,007
Bandai Namco Holdings, Inc.	18,000	1,407,565
Daikin Industries, Ltd.	7,600	1,724,090
Daiwa House Industry Co., Ltd.	66,192	1,903,700
Disco Corp.	3,900	1,191,936
Fujitsu, Ltd.	11,036	1,890,882
Hitachi, Ltd.	33,300	1,803,761
Makita Corp.	39,600	1,681,256
MatsukiyoCocokara & Co.	46,900	1,732,101
Nexon Co., Ltd.	64,667	1,247,084
Shimano, Inc.	7,300	1,940,045
Suzuki Motor Corp.	37,600	1,447,910
Yamaha Corp.	31,300	1,543,019
		20,473,356
Mexico | 0.9%
Arca Continental SAB de CV	191,900	1,223,256

Netherlands | 6.4%
Akzo Nobel NV	18,729	2,061,680
JDE Peet’s NV	21,907	675,011
Koninklijke DSM NV	11,719	2,631,244

The accompanying notes are an integral part of these financial statements.

Annual Report   23

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (continued)

Universal Music Group NV	52,936	$1,492,508
Wolters Kluwer NV	18,283	2,148,902
		9,009,345
Norway | 2.0%
Equinor ASA	48,781	1,287,045
Telenor ASA	98,487	1,549,703
		2,836,748
Portugal | 1.0%
Galp Energia SGPS SA	139,161	1,349,435

Singapore | 1.3%
DBS Group Holdings, Ltd.	73,860	1,788,243

South Africa | 1.4%
Anglo American PLC	47,868	1,959,375

South Korea | 1.9%
Osstem Implant Co., Ltd. (*)	8,507	1,017,937
SK Hynix, Inc.	15,554	1,701,791
		2,719,728
Spain | 1.4%
Industria de Diseno Textil SA	59,748	1,936,338

Sweden | 1.4%
Sandvik AB	70,903	1,981,018

Switzerland | 3.8%
ABB, Ltd.	79,384	3,024,632
Novartis AG	26,126	2,294,289
		5,318,921
United Kingdom | 13.5%
3i Group PLC	98,192	1,921,115
Barclays PLC	783,397	1,991,226
Compass Group PLC (*)	76,178	1,696,962
Petershill Partners PLC	225,032	836,058
Prudential PLC	83,637	1,442,241

The accompanying notes are an integral part of these financial statements.

24   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

RELX PLC	145,221	$4,732,994
Smith & Nephew PLC	78,107	1,367,139
Tesco PLC	722,444	2,832,441
Unilever PLC	38,953	2,086,884
		18,907,060
United States | 7.0%
Aon PLC, Class A	11,101	3,336,516
BRP, Inc.	12,833	1,124,073
Ferguson PLC	11,165	1,983,360
Medtronic PLC	32,842	3,397,505
		9,841,454
Total Common Stocks (Cost $114,290,036)		133,526,661

Preferred Stocks | 1.4%

Germany | 1.4%
Volkswagen AG (Cost $1,678,185)	9,345	1,888,526

Short-Term Investments | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $3,056,728)	3,056,728	3,056,728

Total Investments | 99.2% (Cost $119,024,949)		$138,471,915

Cash and Other Assets in Excess of Liabilities | 0.8%		1,136,628

Net Assets | 100.0%		$139,608,543

The accompanying notes are an integral part of these financial statements.

Annual Report   25

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 99.2%

Aerospace & Defense | 2.1%
Curtiss-Wright Corp.	5,140	$712,764
HEICO Corp.	2,676	385,933
		1,098,697
Airlines | 1.2%
Alaska Air Group, Inc. (*)	12,133	632,129

Auto Components | 0.5%
Gentherm, Inc. (*)	3,040	264,176

Banks | 8.5%
Commerce Bancshares, Inc.	11,991	824,261
East West Bancorp, Inc.	11,663	917,645
Home BancShares, Inc.	36,138	879,960
Pinnacle Financial Partners, Inc.	9,823	938,097
Prosperity Bancshares, Inc.	11,394	823,786
		4,383,749
Biotechnology | 3.0%
Exelixis, Inc. (*)	33,754	617,023
United Therapeutics Corp. (*)	4,240	916,179
		1,533,202
Building Products | 4.5%
Armstrong World Industries, Inc.	6,723	780,675
Carlisle Cos., Inc.	2,755	683,571
PGT Innovations, Inc. (*)	38,099	856,846
		2,321,092
Capital Markets | 1.4%
Morningstar, Inc.	2,176	744,170

Chemicals | 2.0%
Ashland Global Holdings, Inc.	4,804	517,199
Ingevity Corp. (*)	7,358	527,568
		1,044,767

The accompanying notes are an integral part of these financial statements.

26   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Communications Equipment | 2.8%
Ciena Corp. (*)	10,892	$838,357
F5, Inc. (*)	2,452	600,029
		1,438,386
Construction & Engineering | 0.7%
Valmont Industries, Inc.	1,394	349,197

Construction Materials | 1.1%
Eagle Materials, Inc.	3,350	557,641

Containers & Packaging | 2.4%
Avery Dennison Corp.	2,510	543,591
Graphic Packaging Holding Co.	35,141	685,249
		1,228,840
Electrical Equipment | 4.2%
Array Technologies, Inc. (*)	27,692	434,488
Atkore, Inc. (*)	5,621	624,999
EnerSys	6,191	489,460
GrafTech International, Ltd.	53,585	633,911
		2,182,858
Energy Equipment & Services | 2.1%
Cactus, Inc., Class A	16,513	629,641
Liberty Oilfield Services, Inc., Class A (*)	47,732	463,000
		1,092,641
Entertainment | 1.3%
Take-Two Interactive Software, Inc. (*)	3,747	665,917

Equity Real Estate Investment Trusts (REITs) | 8.2%
Alexandria Real Estate Equities, Inc.	3,327	741,788
Brixmor Property Group, Inc.	27,478	698,216
Camden Property Trust	3,755	670,943
Hudson Pacific Properties, Inc.	26,661	658,793
PS Business Parks, Inc.	4,773	879,044
Summit Hotel Properties, Inc. (*)	62,255	607,609
		4,256,393

The accompanying notes are an integral part of these financial statements.

Annual Report   27

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Food & Staples Retailing | 1.6%
US Foods Holding Corp. (*)	23,129	$805,583

Food Products | 2.1%
Hostess Brands, Inc. (*)	22,764	464,841
Utz Brands, Inc.	39,300	626,835
		1,091,676
Gas Utilities | 1.8%
New Jersey Resources Corp.	22,548	925,821

Health Care Equipment & Supplies | 1.7%
Ortho Clinical Diagnostics Holdings PLC	40,517	866,659

Health Care Providers & Services | 1.2%
Henry Schein, Inc. (*)	7,706	597,446

Health Care Technology | 0.8%
Certara, Inc. (*)	14,927	424,225

Hotels, Restaurants & Leisure | 2.9%
Brinker International, Inc. (*)	15,287	559,352
Wyndham Hotels & Resorts, Inc.	10,522	943,297
		1,502,649
Household Durables | 1.3%
Leggett & Platt, Inc.	15,927	655,555

Insurance | 2.9%
Brown & Brown, Inc.	11,953	840,057
Reinsurance Group of America, Inc.	6,189	677,633
		1,517,690
Interactive Media & Services | 3.2%
Cars.com, Inc. (*)	38,309	616,392
MediaAlpha, Inc., Class A (*)	18,578	286,844
Ziff Davis, Inc. (*)	6,544	725,468
		1,628,704

The accompanying notes are an integral part of these financial statements.

28   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

IT Services | 4.3%
Amdocs, Ltd.	8,971	$671,390
LiveRamp Holdings, Inc. (*)	12,081	579,284
Remitly Global, Inc.	15,348	316,476
SolarWinds Corp.	23,331	331,067
Squarespace, Inc., Class A (*)	11,673	344,353
		2,242,570
Leisure Products | 2.7%
Brunswick Corp.	4,768	480,280
Hasbro, Inc.	8,960	911,949
		1,392,229
Life Sciences Tools & Services | 4.7%
Adaptive Biotechnologies Corp. (*)	19,738	553,848
ICON PLC (*)	2,756	853,533
Sotera Health Co. (*)	27,170	639,854
Stevanato Group SpA	16,713	375,207
		2,422,442
Machinery | 3.3%
Altra Industrial Motion Corp.	6,055	312,256
Columbus McKinnon Corp.	14,265	659,899
Gates Industrial Corp. PLC (*)	47,300	752,543
		1,724,698
Multiline Retail | 1.2%
Kohl’s Corp.	12,975	640,835

Oil, Gas & Consumable Fuels | 2.2%
Antero Resources Corp. (*)	29,942	523,985
Magnolia Oil & Gas Corp., Class A	31,517	594,726
		1,118,711
Paper & Forest Products | 1.5%
Neenah, Inc.	16,626	769,451

Pharmaceuticals | 1.1%
Catalent, Inc. (*)	4,429	567,045

The accompanying notes are an integral part of these financial statements.

Annual Report   29

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Professional Services | 1.9%
Leidos Holdings, Inc.	5,846	$519,709
Sterling Check Corp.	23,499	481,965
		1,001,674
Semiconductors & Semiconductor Equipment | 2.6%
CMC Materials, Inc.	2,356	451,622
MKS Instruments, Inc.	5,005	871,721
		1,323,343
Software | 5.0%
CyberArk Software, Ltd. (*)	2,126	368,393
Dolby Laboratories, Inc., Class A	8,176	778,519
N-Able, Inc. (*)	45,537	505,461
Pegasystems, Inc.	4,705	526,113
PTC, Inc. (*)	3,202	387,922
		2,566,408
Specialty Retail | 2.2%
Leslie’s, Inc. (*)	32,754	774,960
Urban Outfitters, Inc. (*)	12,722	373,518
		1,148,478
Textiles, Apparel & Luxury Goods | 1.0%
Tapestry, Inc.	12,087	490,732

Total Common Stocks (Cost $42,413,425)		51,218,479

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $428,292)	428,292	428,292

Total Investments | 100.0% (Cost $42,841,717)		$51,646,771

Liabilities in Excess of Cash and Other Assets | 0.0%		(25,239)

Net Assets | 100.0%		$51,621,532

The accompanying notes are an integral part of these financial statements.

30   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common Stocks | 62.2%

Australia | 1.1%
Charter Hall Long Wale REIT	17,142	$62,990
CSL, Ltd.	1,936	409,976
Dexus REIT	153,201	1,239,808
Fortescue Metals Group, Ltd.	28,040	393,462
Healius, Ltd.	56,627	217,617
Rio Tinto PLC	6,640	437,783
Rio Tinto, Ltd.	4,364	318,846
Shopping Centres Australasia Property Group REIT	29,801	64,417
Sonic Healthcare, Ltd.	13,688	464,954
The GPT Group REIT	53,625	211,515
		3,821,368
Belgium | 0.1%
Ageas SA	1,343	69,625
Proximus SADP	3,927	76,577
UCB SA	527	60,223
Warehouses De Pauw CVA REIT	3,035	145,786
		352,211
Canada | 2.2%
Birchcliff Energy, Ltd.	37,984	193,981
CAE, Inc. (*)	20,539	518,404
Canadian National Railway Co.	7,020	862,477
Canadian Natural Resources, Ltd.	4,967	209,879
Canadian Western Bank	9,675	277,641
Empire Co., Ltd., Class A	4,929	150,175
Gildan Activewear, Inc.	7,225	306,318
H&R Real Estate Investment Trust	22,036	283,082
Hydro One, Ltd.	5,845	152,068
Loblaw Cos., Ltd.	11,491	941,482
Metro, Inc.	6,451	343,319
Quebecor, Inc., Class B	8,627	194,712
Shopify, Inc. Class A (*)	151	207,910
Suncor Energy, Inc.	27,979	700,056
The Toronto-Dominion Bank	12,398	950,679

The accompanying notes are an integral part of these financial statements.

Annual Report   31

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Thomson Reuters Corp.	2,336	$279,352
Tourmaline Oil Corp.	20,865	673,644
Vermilion Energy, Inc. (*)	27,907	350,782
		7,595,961
China | 0.5%
indie Semiconductor, Inc. Class A (*)	5,300	63,547
NXP Semiconductors NV	4,583	1,043,916
SITC International Holdings Co., Ltd.	133,000	481,394
		1,588,857
Denmark | 0.7%
AP Moller-Maersk A/S, Class B	68	244,048
Carlsberg A/S, Class B Sponsored ADR	25,277	877,618
Novo Nordisk A/S, Class B	10,996	1,229,295
		2,350,961
France | 1.9%
Arkema SA	1,613	227,502
BNP Paribas SA	16,470	1,137,979
Bureau Veritas SA ADR (*)	9,454	631,811
Cie de Saint-Gobain	8,362	588,186
Cie Generale des Etablissements Michelin SCA	1,087	178,179
Electricite de France SA	44,200	519,429
Hermes International	41	71,593
La Francaise des Jeux SAEM	5,617	248,866
Legrand SA Sponsored ADR	27,445	641,115
LVMH Moet Hennessy Louis Vuitton SE ADR	4,746	785,463
Orange SA	14,547	155,843
Pernod Ricard SA Sponsored ADR	14,915	723,079
Societe Generale SA	13,933	478,453
		6,387,498
Germany | 1.1%
adidas AG Sponsored ADR	3,321	478,224
Covestro AG	5,473	337,711
Deutsche Bank AG (*)	40,971	514,252
Deutsche Post AG	24,032	1,546,862
Merck KGaA Sponsored ADR	16,397	854,284
		3,731,333

The accompanying notes are an integral part of these financial statements.

32   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Hong Kong | 0.2%
AIA Group, Ltd. Sponsored ADR	14,796	$596,641
Orient Overseas International, Ltd.	9,500	233,072
		829,713
Israel | 0.3%
Bank Hapoalim BM	24,551	252,817
Bank Leumi Le-Israel BM	32,219	346,199
Bezeq The Israeli Telecommunication Corp., Ltd. (*)	32,556	53,840
Perion Network, Ltd. (*)	9,721	233,790
ZIM Integrated Shipping Services, Ltd.	3,912	230,260
		1,116,906
Italy | 0.1%
Banco BPM SpA	74,853	224,397

Japan | 4.1%
Advance Residence Investment Corp. REIT	84	277,947
AGC, Inc.	4,600	219,565
Ajinomoto Co., Inc.	2,000	60,807
Chubu Electric Power Co., Inc.	6,700	70,740
CyberAgent, Inc.	9,900	164,751
Dai-ichi Life Holdings, Inc.	31,500	636,402
Daito Trust Construction Co., Ltd.	500	57,122
Daiwa House Industry Co., Ltd.	17,500	503,305
Daiwa Securities Living Investments Corp. REIT	77	79,280
DCM Holdings Co., Ltd.	7,300	67,591
Electric Power Development Co., Ltd.	56,100	744,752
ENEOS Holdings, Inc.	189,300	708,591
FUJIFILM Holdings Corp.	1,500	111,193
H.U. Group Holdings, Inc.	8,500	215,391
Hokkaido Electric Power Co., Inc.	36,100	160,850
Japan Post Bank Co., Ltd.	83,600	766,783
Japan Post Holdings Co., Ltd.	104,500	815,630
Japan Real Estate Investment Corp.	19	107,862
KDDI Corp.	20,000	584,578
Kyushu Electric Power Co., Inc.	12,600	94,025
Lawson, Inc.	1,600	75,714

The accompanying notes are an integral part of these financial statements.

Annual Report   33

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

McDonald’s Holdings Co. Japan, Ltd.	5,800	$256,651
Mitsubishi Electric Corp.	92,600	1,174,227
Mitsubishi UFJ Financial Group, Inc.	39,800	216,231
Mizuho Financial Group, Inc.	48,590	618,028
NGK Spark Plug Co., Ltd.	11,600	202,009
Nintendo Co., Ltd. ADR	11,496	671,021
Nippon Express Co., Ltd. (‡)	1,900	114,135
Nippon Telegraph & Telephone Corp.	3,200	87,494
Nissan Motor Co., Ltd. (*)	35,900	173,483
Nisshinbo Holdings, Inc.	52,400	397,857
Osaka Gas Co., Ltd.	25,900	428,879
Panasonic Corp.	63,700	700,607
Rengo Co., Ltd.	8,800	66,559
Shimano, Inc. ADR	26,541	709,706
Softbank Corp.	13,800	174,505
Sumitomo Chemical Co., Ltd.	39,500	186,140
Sumitomo Mitsui Financial Group, Inc.	4,900	167,489
Sumitomo Mitsui Trust Holdings, Inc.	4,900	163,590
Sumitomo Rubber Industries, Ltd.	21,200	216,025
The Hachijuni Bank, Ltd.	18,400	62,820
Tohoku Electric Power Co., Inc.	15,600	110,903
Tokyo Gas Co., Ltd.	9,200	165,363
Toyota Motor Corp.	25,600	472,573
Yamazaki Baking Co., Ltd.	3,600	47,822
		14,106,996
Malta | 0.0%
Kindred Group PLC	12,488	147,646

Netherlands | 1.2%
ASML Holding NV	806	642,682
Eurocommercial Properties NV REIT	10,485	227,943
EXOR NV	3,108	276,645
Flow Traders	1,202	44,089
Royal Dutch Shell PLC, A Shares	41,180	903,569
Wolters Kluwer NV	2,069	243,181
Wolters Kluwer NV Sponsored ADR	14,016	1,655,850
		3,993,959

The accompanying notes are an integral part of these financial statements.

34   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

New Zealand | 0.0%
Fisher & Paykel Healthcare Corp., Ltd., Class C	2,938	$65,885
Mainfreight, Ltd.	927	59,657
		125,542
Norway | 0.1%
Orkla ASA	15,559	156,001
Telenor ASA	3,395	53,421
		209,422
South Africa | 0.1%
Anglo American PLC	12,116	495,943

Spain | 0.2%
Corporacion Financiera Alba SA	395	23,050
Industria de Diseno Textil SA ADR	34,254	554,538
		577,588
Sweden | 1.0%
Assa Abloy AB ADR	39,876	608,907
Axfood AB	4,582	131,738
Epiroc AB ADR	55,958	1,411,820
Hexagon AB ADR	72,248	1,146,576
Lundin Energy AB	4,823	172,964
Telefonaktiebolaget LM Ericsson, B Shares	11,439	125,644
		3,597,649
Switzerland | 1.5%
ABB, Ltd. Sponsored ADR	26,996	1,030,438
PSP Swiss Property AG	1,245	154,983
Roche Holding AG	6,991	2,898,017
Swatch Group AG ADR	55,172	849,097
Swisscom AG	436	245,966
Tecan Group AG	115	69,929
		5,248,430
United Kingdom | 2.7%
AstraZeneca PLC	1,590	185,275
AstraZeneca PLC Sponsored ADR	1,004	58,483
Barclays PLC	209,608	532,778
BP PLC	12,099	53,825

The accompanying notes are an integral part of these financial statements.

Annual Report   35

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Coca-Cola Europacific Partners PLC	12,831	$717,638
Diageo PLC Sponsored ADR	8,478	1,866,347
Genus PLC	900	60,044
GlaxoSmithKline PLC	4,912	106,807
Howden Joinery Group PLC	5,298	64,469
HSBC Holdings PLC	20,119	121,742
Imperial Brands PLC	12,873	281,499
J Sainsbury PLC	33,103	123,423
Linde PLC	820	284,073
Lloyds Banking Group PLC	300,309	193,604
National Grid PLC	8,045	116,077
Natwest Group PLC	146,773	447,232
Prudential PLC ADR	19,853	683,539
RELX PLC Sponsored ADR	39,879	1,300,454
Rightmove PLC	5,933	63,709
Standard Chartered PLC	101,404	612,869
Unilever PLC Sponsored ADR	21,853	1,175,473
Virgin Money UK PLC	85,661	205,934
		9,255,294
United States | 43.1%
Accenture PLC, Class A	6,791	2,815,209
Activision Blizzard, Inc.	1,188	79,038
Acushnet Holdings Corp.	1,132	60,087
Adobe, Inc. (*)	2,891	1,639,370
Adtalem Global Education, Inc. (*)	4,867	143,869
Advanced Micro Devices, Inc. (*)	5,068	729,285
AGCO Corp.	1,140	132,263
Agilent Technologies, Inc.	1,653	263,901
Akamai Technologies, Inc. (*)	494	57,818
Alphabet, Inc., Class A (*)	931	2,697,144
Alphabet, Inc., Class C (*)	952	2,754,698
Amazon.com, Inc. (*)	896	2,987,569
Amdocs, Ltd.	883	66,084
AMERCO	486	352,948
Ameren Corp.	882	78,507
American Electric Power Co., Inc.	1,417	126,070

The accompanying notes are an integral part of these financial statements.

36   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

American Express Co.	2,457	$401,965
AmerisourceBergen Corp.	601	79,867
Amgen, Inc.	331	74,465
AMN Healthcare Services, Inc. (*)	939	114,868
Amphenol Corp., Class A	13,136	1,148,875
Anthem, Inc.	1,293	599,357
Aon PLC, Class A	7,049	2,118,647
Apple, Inc.	50,316	8,934,612
Applied Materials, Inc.	7,369	1,159,586
Automatic Data Processing, Inc.	1,215	299,595
AutoZone, Inc. (*)	352	737,929
Avery Dennison Corp.	2,800	606,396
Bank of America Corp.	19,339	860,392
Becton, Dickinson & Co.	401	100,843
Berkshire Hathaway, Inc. Class B (*)	715	213,785
Bio-Rad Laboratories, Inc. Class A (*)	102	77,068
BJ’s Wholesale Club Holdings, Inc. (*)	4,383	293,530
Booz Allen Hamilton Holding Corp.	2,114	179,246
Boston Scientific Corp. (*)	18,357	779,805
Bristol-Myers Squibb Co.	5,482	341,803
Broadcom, Inc.	1,556	1,035,378
BRP, Inc.	8,733	765,971
Bruker Corp.	2,627	220,432
Brunswick Corp.	2,066	208,108
Builders FirstSource, Inc. (*)	4,079	349,611
Cable One, Inc.	28	49,377
Cadence Design Systems, Inc. (*)	3,137	584,580
Caterpillar, Inc.	298	61,609
Cboe Global Markets, Inc.	5,047	658,129
Cerner Corp.	846	78,568
CF Industries Holdings, Inc.	1,090	77,150
Charter Communications, Inc., Class A (*)	1,348	878,856
Chemed Corp.	165	87,292
Chubb, Ltd.	405	78,291
Church & Dwight Co., Inc.	821	84,153
Churchill Downs, Inc.	776	186,938

The accompanying notes are an integral part of these financial statements.

Annual Report   37

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Cigna Corp.	1,206	$276,934
Cirrus Logic, Inc. (*)	708	65,150
Cisco Systems, Inc.	8,176	518,113
Citigroup, Inc.	7,660	462,587
Citizens Financial Group, Inc.	7,437	351,398
Citrix Systems, Inc.	769	72,740
Cognizant Technology Solutions Corp., Class A	13,919	1,234,894
Cohen & Steers, Inc.	2,902	268,464
Colgate-Palmolive Co.	4,864	415,094
Comcast Corp., Class A	13,553	682,122
Corteva, Inc.	10,781	509,726
CorVel Corp. (*)	307	63,856
Costco Wholesale Corp.	1,056	599,491
Coterra Energy, Inc.	19,389	368,391
Crowdstrike Holdings, Inc., Class A (*)	794	162,572
Crown Castle International Corp. REIT	392	81,826
Cummins, Inc.	1,071	233,628
Cushman & Wakefield PLC (*)	11,088	246,597
CVS Health Corp.	6,315	651,455
D.R. Horton, Inc.	1,131	122,657
Darden Restaurants, Inc.	1,377	207,431
DaVita, Inc. (*)	1,503	170,981
Deere & Co.	1,892	648,748
Devon Energy Corp.	14,295	629,695
Diamondback Energy, Inc.	4,255	458,902
Dick’s Sporting Goods, Inc.	1,385	159,261
Discover Financial Services	2,369	273,762
DocuSign, Inc. (*)	1,513	230,445
Dolby Laboratories, Inc., Class A	1,093	104,075
Dollar General Corp.	5,693	1,342,580
Domino’s Pizza, Inc.	162	91,421
Dow, Inc.	3,425	194,266
DTE Energy Co.	1,968	235,255
Electronic Arts, Inc.	442	58,300
Eli Lilly & Co.	5,572	1,539,098
EPAM Systems, Inc. (*)	630	421,123

The accompanying notes are an integral part of these financial statements.

38   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Equitable Holdings, Inc.	4,527	$148,440
Evergy, Inc.	1,670	114,579
Exlservice Holdings, Inc. (*)	656	94,969
Expedia Group, Inc. (*)	1,145	206,924
Extra Space Storage, Inc. REIT	578	131,050
FactSet Research Systems, Inc.	211	102,548
FedEx Corp.	734	189,842
Fidelity National Financial, Inc.	4,008	209,137
Flagstar Bancorp, Inc.	3,970	190,322
Flowers Foods, Inc.	6,322	173,665
FNB Corp.	17,070	207,059
Fortinet, Inc. (*)	1,261	453,203
FOX Corp., Class B	21,279	729,231
Fox Corp. Class A	7,444	274,684
General Mills, Inc.	2,420	163,060
Gilead Sciences, Inc.	1,873	135,999
Grand Canyon Education, Inc. (*)	786	67,368
Haemonetics Corp. (*)	870	46,145
HCA Healthcare, Inc.	3,563	915,406
Home Depot, Inc.	4,054	1,682,451
Honeywell International, Inc.	3,592	748,968
Hormel Foods Corp.	1,229	59,987
IDEXX Laboratories, Inc. (*)	2,284	1,503,923
Incyte Corp. (*)	3,819	280,315
Ingles Markets, Inc. Class A	879	75,893
Intel Corp.	16,594	854,591
Intercontinental Exchange, Inc.	12,831	1,754,896
International Game Technology PLC	6,282	181,613
Intuit, Inc.	2,297	1,477,476
IQVIA Holdings, Inc. (*)	8,191	2,311,009
Jack Henry & Associates, Inc.	726	121,235
James Hardie Industries PLC	8,621	346,995
John Wiley & Sons, Inc. Class A	1,453	83,213
Johnson & Johnson	13,745	2,351,357
JPMorgan Chase & Co.	2,578	408,226
Kellogg Co.	1,188	76,531

The accompanying notes are an integral part of these financial statements.

Annual Report   39

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Keysight Technologies, Inc. (*)	2,017	$416,531
Kimco Realty Corp. REIT	9,025	222,466
KLA Corp.	2,803	1,205,598
Laboratory Corp. of America Holdings (*)	2,295	721,112
Laredo Petroleum, Inc. (*)	3,288	197,707
Laureate Education, Inc. Class A	5,485	67,136
Life Storage, Inc. REIT	890	136,330
Lockheed Martin Corp.	4,139	1,471,042
Louisiana-Pacific Corp.	3,222	252,444
Lowe’s Cos., Inc.	6,725	1,738,278
Magnolia Oil & Gas Corp., Class A	9,680	182,662
Manhattan Associates, Inc. (*)	1,528	237,589
Markel Corp. (*)	51	62,934
Match Group, Inc. (*)	2,922	386,434
Matson, Inc.	873	78,596
MaxLinear, Inc. (*)	2,954	222,702
McDonald’s Corp.	6,074	1,628,257
MDU Resources Group, Inc.	7,671	236,574
Medtronic PLC	2,959	306,109
Merck & Co., Inc.	825	63,228
Meta Platforms, Inc., Class A (*)	1,588	534,124
MetLife, Inc.	8,006	500,295
Mettler-Toledo International, Inc. (*)	205	347,928
Microsoft Corp.	25,697	8,642,415
Moderna, Inc. (*)	421	106,926
Monolithic Power Systems, Inc.	177	87,319
Moody’s Corp.	2,560	999,885
Motorola Solutions, Inc.	7,388	2,007,320
Netflix, Inc. (*)	1,401	844,018
Neurocrine Biosciences, Inc. (*)	877	74,694
New Jersey Resources Corp.	1,607	65,983
NewMarket Corp.	162	55,521
News Corp. Class A	18,634	415,725
NIKE, Inc., Class B	6,387	1,064,521
Northrop Grumman Corp.	192	74,317
NRG Energy, Inc.	7,934	341,797

The accompanying notes are an integral part of these financial statements.

40   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Nucor Corp.	5,779	$659,673
NVIDIA Corp.	8,638	2,540,522
Old Dominion Freight Line, Inc.	2,482	889,499
Omnicom Group, Inc.	1,358	99,501
Oracle Corp.	5,980	521,516
OSI Systems, Inc. (*)	607	56,572
Ovintiv, Inc.	6,167	207,828
Owens Corning	1,941	175,661
Paychex, Inc.	6,016	821,184
Paycom Software, Inc. (*)	415	172,304
PennyMac Financial Services, Inc.	10,008	698,358
PepsiCo, Inc.	4,118	715,338
Piedmont Office Realty Trust, Inc. REIT Class A	10,698	196,629
Portland General Electric Co.	1,199	63,451
Premier, Inc., Class A	1,725	71,018
PTC, Inc. (*)	6,959	843,083
Public Storage REIT	574	214,997
QUALCOMM, Inc.	8,349	1,526,782
Quest Diagnostics, Inc.	3,830	662,628
Quidel Corp. (*)	519	70,060
Realty Income Corp. REIT	4,313	308,768
Red Rock Resorts, Inc. Class A	3,487	191,820
Regions Financial Corp.	10,163	221,553
Republic Services, Inc.	7,116	992,326
ResMed, Inc.	424	110,444
Rockwell Automation, Inc.	2,824	985,152
Roku, Inc. (*)	457	104,287
Ross Stores, Inc.	2,287	261,358
RPM International, Inc.	1,828	184,628
S&P Global, Inc.	3,064	1,445,994
SBA Communications Corp. REIT	424	164,944
Service Corp. International	3,570	253,434
ServiceNow, Inc. (*)	412	267,433
Sirius XM Holdings, Inc.	10,036	63,729
SLM Corp.	24,838	488,563
Southwest Gas Holdings, Inc.(*)	1,403	98,280

The accompanying notes are an integral part of these financial statements.

Annual Report   41

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Starbucks Corp.	870	$101,764
State Street Corp.	6,109	568,137
Synopsys, Inc. (*)	6,390	2,354,715
Target Corp.	4,862	1,125,261
Teradyne, Inc.	1,541	252,000
Tesla, Inc. (*)	2,691	2,843,795
Texas Instruments, Inc.	6,180	1,164,745
Texas Pacific Land Corp.	120	149,864
The Allstate Corp.	1,496	176,004
The Bank of New York Mellon Corp.	3,515	204,151
The Charles Schwab Corp.	12,167	1,023,245
The Coca-Cola Co.	27,486	1,627,446
The Hartford Financial Services Group, Inc.	1,106	76,358
The Hershey Co.	2,739	529,914
The Interpublic Group of Cos., Inc.	1,873	70,144
The J.M. Smucker Co.	470	63,835
The Kroger Co.	1,506	68,162
The Mosaic Co.	6,355	249,688
The New York Times Co. Class A	1,224	59,119
The Procter & Gamble Co.	11,485	1,878,716
The TJX Cos., Inc.	880	66,810
Thermo Fisher Scientific, Inc.	3,661	2,442,766
TopBuild Corp. (*)	1,911	527,264
Tractor Supply Co.	2,528	603,181
Trimble, Inc. (*)	2,362	205,943
Tyler Technologies, Inc. (*)	138	74,237
Tyson Foods, Inc., Class A	6,087	530,543
Ulta Beauty, Inc. (*)	1,111	458,110
United Parcel Service, Inc., Class B	1,623	347,874
United Therapeutics Corp. (*)	547	118,196
UnitedHealth Group, Inc.	3,509	1,762,009
Veeva Systems, Inc. Class A (*)	902	230,443
Verizon Communications, Inc.	57,788	3,002,664
Vertex Pharmaceuticals, Inc. (*)	687	150,865
Virtu Financial, Inc., Class A	4,296	123,854
Visa, Inc., Class A	6,012	1,302,861

The accompanying notes are an integral part of these financial statements.

42   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Vista Outdoor, Inc. (*)	1,888	$86,980
VMware, Inc., Class A	490	56,781
Walmart, Inc.	11,056	1,599,693
Warner Music Group Corp., Class A	10,986	474,375
Washington Federal, Inc.	1,734	57,881
Watts Water Technologies, Inc., Class A	523	101,551
WD-40 Co.	569	139,200
WEC Energy Group, Inc.	1,056	102,506
Westlake Chemical Corp.	9,942	965,666
Williams-Sonoma, Inc.	1,503	254,202
ZipRecruiter, Inc., Class A (*)	2,400	59,856
Zoetis, Inc.	8,507	2,075,963
		148,391,456
Total Common Stocks (Cost $158,311,650)		214,149,130

Preferred Stocks | 0.1%

Germany | 0.1%
Volkswagen AG (Cost $385,031)	1,610	325,364

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Corporate Bonds | 12.0%

Canada | 0.4%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	$1,405	$1,375,487

Germany | 0.4%
Daimler AG MTN, 0.750%, 09/10/30	EUR	1,100	1,286,661

The accompanying notes are an integral part of these financial statements.

Annual Report   43

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Netherlands | 0.5%
ING Groep NV MTN, 1.125% (SONIA + 0.905%), 12/07/28 (§)	GBP	$1,300	$1,689,410

Switzerland | 0.0%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	90	112,620

United Kingdom | 1.2%
Ashtead Capital, Inc., 4.250%, 11/01/29	USD	1,125	1,200,140
Tesco Corporate Treasury Services PLC, 2.750%, 04/27/30	GBP	1,185	1,657,773
Unilever Capital Corp., 1.375%, 09/14/30	USD	1,140	1,080,910
			3,938,823
United States | 9.5%
Adobe, Inc., 2.300%, 02/01/30	USD	1,180	1,206,054
Alphabet, Inc., 1.100%, 08/15/30	USD	1,250	1,181,572
Amazon.com, Inc., 3.150%, 08/22/27	USD	895	966,619
American Express Co., 3.300%, 05/03/27	USD	788	844,835
Apple, Inc., 3.000%, 06/20/27	USD	1,105	1,183,861
Ball Corp., 4.875%, 03/15/26	USD	680	749,020
Bank of America Corp.:
1.486% (SOFR + 1.460%), 05/19/24 (§)	USD	610	614,418
1.978% (CDOR 3 Month + 0.600%), 09/15/27 (§)	CAD	1,690	1,320,563
Citigroup, Inc., 1.281% (SOFR + 0.528%), 11/03/25 (§)	USD	1,155	1,151,894

The accompanying notes are an integral part of these financial statements.

44   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Clean Harbors, Inc., 4.875%, 07/15/27	USD	$620	$638,600
Constellation Brands, Inc., 4.250%, 05/01/23	USD	1,000	1,042,088
DaVita, Inc., 4.625%, 06/01/30	USD	560	573,300
Dell International LLC, 5.300%, 10/01/29	USD	947	1,110,068
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	1,725	1,389,778
Johnson Controls International PLC, 1.750%, 09/15/30	USD	515	492,876
JPMorgan Chase & Co., 3.540% (USD LIBOR 3 Month + 1.380%), 05/01/28 (§)	USD	1,405	1,525,877
Kimberly-Clark Corp., 3.200%, 04/25/29	USD	1,053	1,138,214
McDonald’s Corp., 3.125%, 03/04/25	CAD	1,245	1,023,903
Microsoft Corp., 3.500%, 11/15/42	USD	485	557,406
Morgan Stanley, 3.625%, 01/20/27	USD	1,205	1,306,411
Mueller Water Products, Inc., 4.000%, 06/15/29 (#)	USD	630	636,300
PepsiCo, Inc., 2.875%, 10/15/49	USD	575	602,894
Pfizer, Inc., 2.625%, 04/01/30	USD	1,155	1,216,865
Prologis LP REIT, 1.250%, 10/15/30	USD	1,310	1,218,258
Schneider Electric SE, 2.950%, 09/27/22	USD	773	786,570
Service Corp. International, 4.625%, 12/15/27	USD	685	714,969

The accompanying notes are an integral part of these financial statements.

Annual Report   45

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Starbucks Corp., 4.450%, 08/15/49	USD	$440	$541,588
The Goldman Sachs Group, Inc., 1.992% (SOFR + 1.090%), 01/27/32 (§)	USD	1,410	1,351,876
The Home Depot, Inc., 5.875%, 12/16/36	USD	855	1,211,030
The Procter & Gamble Co., 1.200%, 10/29/30	USD	620	586,356
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	1,150	1,152,394
United Rentals North America, Inc., 4.875%, 01/15/28	USD	700	735,612
Verizon Communications, Inc., 3.875%, 02/08/29	USD	1,372	1,520,414
Visa, Inc., 0.750%, 08/15/27	USD	465	445,755
			32,738,238
Total Corporate Bonds (Cost $41,020,199)			41,141,239

Foreign Government Obligations | 14.7%

Australia | 0.7%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	1,630	1,117,808
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	1,645	1,127,223
			2,245,031
Bahamas | 0.4%
Bahamas Government International Bonds, 6.950%, 11/20/29	USD	1,525	1,315,598

Bermuda | 0.8%
Government of Bermuda:
3.717%, 01/25/27	USD	1,360	1,452,055
2.375%, 08/20/30 (#)	USD	1,410	1,403,655
			2,855,710

The accompanying notes are an integral part of these financial statements.

46   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Canada | 1.7%
City of Vancouver, 2.900%, 11/20/25	CAD	$1,175	$976,431
Export Development Canada, 1.650%, 07/31/24	CAD	1,590	1,269,285
Province of British Columbia Canada, 3.200%, 06/18/44	CAD	680	611,562
Province of Quebec:
2.500%, 04/20/26	USD	800	838,087
1.850%, 02/13/27	CAD	2,670	2,140,264
			5,835,629
Chile | 0.8%
Bonos de la Tesoreria de la Republica en pesos, 2.300%, 10/01/28	CLP	1,635,000	1,580,779
Republic of Chile, 0.830%, 07/02/31	EUR	930	1,057,005
			2,637,784
Colombia | 0.2%
Republic of Colombia, 9.850%, 06/28/27	COP	2,975,000	808,477

Czech Republic | 1.0%
Czech Republic:
1.000%, 06/26/26	CZK	27,320	1,129,831
2.000%, 10/13/33	CZK	54,870	2,301,143
			3,430,974
Hungary | 1.1%
Hungary Government Bonds:
2.750%, 12/22/26	HUF	394,390	1,129,801
3.000%, 10/27/27	HUF	386,520	1,105,231
2.250%, 04/20/33	HUF	397,220	989,542
Hungary Government International Bond, 1.750%, 06/05/35	EUR	510	603,135
			3,827,709

The accompanying notes are an integral part of these financial statements.

Annual Report   47

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Italy | 0.5%
Italy Buoni Poliennali Del Tesoro, 1.450%, 03/01/36	EUR	$1,430	$1,629,357

Japan | 0.2%
Japan International Cooperation Agency, 1.750%, 04/28/31	USD	830	827,233

Mexico | 0.4%
Mexican Bonos, 7.500%, 06/03/27	MXN	23,090	1,132,096
United Mexican States, 6.750%, 02/06/24	GBP	165	248,014
			1,380,110
Morocco | 0.3%
Morocco Government International Bonds, 1.500%, 11/27/31	EUR	1,070	1,117,541

Netherlands | 0.2%
Nederlandse Waterschapsbank NV, 0.500%, 12/02/25 (#)	USD	640	621,660

New Zealand | 1.8%
Housing New Zealand, Ltd. MTN, 3.420%, 10/18/28	NZD	1,630	1,152,228
New Zealand Local Government Funding Agency Bonds:
2.250%, 04/15/24	NZD	3,290	2,253,854
1.500%, 04/20/29	NZD	3,680	2,295,705
2.000%, 04/15/37	NZD	1,015	586,744
			6,288,531

The accompanying notes are an integral part of these financial statements.

48   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Norway | 0.4%
Oslo Kommune:
2.300%, 03/14/24	NOK	$3,000	$344,450
2.350%, 09/04/24	NOK	10,000	1,147,862
			1,492,312
Panama | 0.7%
Republic of Panama:
8.875%, 09/30/27	USD	960	1,292,880
3.875%, 03/17/28	USD	885	957,072
			2,249,952
Peru | 0.5%
Peru Government Bonds, 6.150%, 08/12/32	PEN	4,480	1,127,739
Peruvian Government International Bond, 3.000%, 01/15/34	USD	575	572,125
			1,699,864
Romania | 1.0%
Romanian Government Bonds:
4.750%, 02/24/25	RON	8,425	1,941,583
3.650%, 09/24/31	RON	4,230	857,065
3.875%, 10/29/35	EUR	460	568,539
			3,367,187
Singapore | 0.3%
Singapore Government Bonds, 3.375%, 09/01/33	SGD	1,330	1,138,171

Spain | 0.5%
Spain Government Bonds, 1.000%, 07/30/42	EUR	1,470	1,629,487

Thailand | 0.3%
Thailand Government Bonds, 1.585%, 12/17/35	THB	42,955	1,170,316

The accompanying notes are an integral part of these financial statements.

Annual Report   49

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United Kingdom | 0.9%
United Kingdom Gilt:
0.875%, 07/31/33	GBP	$845	$1,123,470
1.750%, 09/07/37	GBP	865	1,268,898
1.500%, 07/22/47	GBP	550	798,069
			3,190,437
Total Foreign Government Obligations (Cost $53,516,868)			50,759,070

Quasi Government Bonds | 0.5%

Germany | 0.5%
Kreditanstalt fuer Wiederaufbau, 1.750%, 09/14/29 (Cost $1,635,135)	USD	1,600	1,625,570

Supranational Bonds | 2.8%
Asian Development Bank, 2.125%, 03/19/25	USD	836	865,268
European Investment Bank, 1.000%, 01/28/28	CAD	1,705	1,294,385
Inter-American Development Bank, 7.875%, 03/14/23	IDR	25,610,000	1,862,823
International Bank for Reconstruction & Development:
1.900%, 01/16/25	CAD	2,100	1,685,794
2.900%, 11/26/25	AUD	1,455	1,111,627
1.250%, 03/16/26	NOK	10,460	1,162,288
1.125%, 09/13/28	USD	444	433,281
International Finance Corp. MTN, 1.500%, 04/15/35	AUD	1,916	1,251,152

Total Supranational Bonds (Cost $9,647,835)			9,666,618

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

US Municipal Bonds | 0.9%

California | 0.8%
State of California:
4.500%, 04/01/33	USD	$900	$1,043,964
7.550%, 04/01/39	USD	1,000	1,668,855
			2,712,819
New York | 0.1%
New York State Urban Development Corp., Series B, 3.900%, 03/15/33	USD	420	461,507

Total US Municipal Bonds (Cost $3,032,962)			3,174,326

US Treasury Securities | 0.3%
U.S. Treasury Bond, 1.750%, 08/15/41 (Cost $1,119,486)	USD	1,150	1,114,961

The accompanying notes are an integral part of these financial statements.

Annual Report   51

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Exchange-Traded Funds | 5.1%
iShares MSCI World ETF (Cost $10,920,893)	130,477	$17,656,148

Short-Term Investments | 1.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $3,700,147)	3,700,147	3,700,147

Total Investments | 99.7% (Cost $283,290,206) (»)		$343,312,573

Cash and Other Assets in Excess of Liabilities | 0.3%		994,826

Net Assets | 100.0%		$344,307,399

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	537,715	USD	385,800	HSB	01/20/22	$5,432	$—
AUD	696,532	USD	509,308	HSB	01/20/22	—	2,524
AUD	56,113	USD	40,001	HSB	03/24/22	832	—
CAD	1,094,748	USD	860,800	HSB	01/20/22	4,635	—
CAD	449,249	USD	363,369	JPM	01/20/22	—	8,222
CAD	611,547	USD	492,717	JPM	01/20/22	—	9,268
CHF	300,187	USD	326,500	HSB	01/20/22	3,076	—
CHF	798,698	USD	867,239	JPM	01/20/22	9,652	—
CHF	105,714	USD	114,805	MSC	01/20/22	1,259	—
CLP	120,898,960	USD	145,600	CIT	01/13/22	—	3,852
CLP	342,272,937	USD	407,759	CIT	01/13/22	—	6,461
CNH	8,673,987	USD	1,339,221	HSB	01/20/22	23,965	—
CNH	15,177,064	USD	2,374,700	HSB	01/20/22	10,496	—
CNH	1,490,976	USD	231,900	HSB	06/02/22	394	—
CNH	32,465,012	USD	5,022,170	HSB	06/02/22	35,869	—
CZK	2,658,512	USD	118,700	HSB	01/20/22	2,794	—
EUR	587,809	USD	670,000	CIT	01/20/22	—	567
EUR	3,340,166	USD	3,887,352	CIT	01/20/22	—	83,365
EUR	5,422,591	USD	6,144,500	HSB	01/20/22	31,080	—
EUR	8,656,421	USD	10,074,542	HSB	01/20/22	—	216,077
EUR	1,119,803	USD	1,261,806	HSB	03/24/22	15,206	—
EUR	161,301	USD	182,693	JPM	01/20/22	1,007	—
GBP	1,117,881	USD	1,484,200	HSB	01/20/22	28,859	—
GBP	279,064	USD	369,376	HSB	03/24/22	8,220	—
GBP	300,185	USD	412,170	JPM	01/20/22	—	5,868
HUF	19,205,788	USD	59,300	HSB	01/20/22	—	197
INR	34,655,135	USD	463,403	JPM	01/28/22	1,620	—
JPY	570,824,857	USD	4,998,677	CIT	01/20/22	—	35,744
JPY	437,394,738	USD	3,858,900	HSB	01/20/22	—	56,051
JPY	827,181,934	USD	7,243,655	HSB	01/20/22	—	51,872
KRW	333,227,624	USD	281,200	JPM	01/28/22	—	1,038
KRW	1,161,943,798	USD	989,731	JPM	01/28/22	—	12,823
MXN	1,246,017	USD	59,300	HSB	01/20/22	1,392	—
MXN	1,875,182	USD	90,834	HSB	01/20/22	505	—
NOK	530,350	USD	59,300	HSB	01/20/22	905	—
NZD	218,422	USD	148,400	HSB	01/20/22	1,172	—
PLN	242,079	USD	59,300	HSB	01/20/22	721	—
PLN	2,620,384	USD	661,551	HSB	01/20/22	—	11,856

The accompanying notes are an integral part of these financial statements.

Annual Report   53

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

PLN	3,157,513	USD	793,402	JPM	01/20/22	$—	$10,532
RON	358,053	USD	82,000	HSB	01/20/22	270	—
RON	547,306	USD	124,671	HSB	01/20/22	1,085	—
RON	2,080,086	USD	474,900	HSB	01/20/22	3,045	—
RUB	10,973,067	USD	148,400	HSB	01/20/22	—	2,583
RUB	32,491,655	USD	447,670	JPM	01/20/22	—	15,902
SEK	1,341,165	USD	148,400	HSB	01/20/22	40	—
SEK	2,664,677	USD	309,655	HSB	01/20/22	—	14,729
SEK	1,171,064	USD	136,033	JPM	01/20/22	—	6,419
SGD	283,236	USD	207,700	HSB	01/20/22	2,457	—
SGD	173,797	USD	127,787	JPM	01/20/22	1,168	—
USD	993,064	AUD	1,337,442	HSB	01/20/22	19,966	—
USD	1,206,577	AUD	1,688,266	HSB	01/20/22	—	21,774
USD	1,943,684	AUD	2,617,580	MSC	01/20/22	39,181	—
USD	3,908,944	CAD	4,830,845	CIT	01/20/22	89,998	—
USD	262,244	CAD	338,158	CIT	03/24/22	—	5,037
USD	780,545	CAD	964,905	HSB	01/20/22	17,754	—
USD	3,080,036	CAD	3,929,122	HSB	01/20/22	—	26,067
USD	462,958	CAD	596,786	HSB	03/24/22	—	8,742
USD	42,764	CAD	54,254	JPM	01/20/22	—	125
USD	1,290,628	CAD	1,595,450	JPM	01/20/22	29,371	—
USD	1,172,014	CAD	1,448,846	MSC	01/20/22	26,652	—
USD	160,807	CHF	148,192	HSB	03/24/22	—	2,167
USD	59,733	CHF	55,012	JPM	01/20/22	—	665
USD	176,000	CLP	139,979,840	CIT	01/13/22	11,881	—
USD	1,959,967	CLP	1,565,523,351	CIT	01/13/22	124,470	—
USD	846,039	COP	3,228,060,878	HSB	05/02/22	62,944	—
USD	913,187	CZK	20,576,290	HSB	01/20/22	—	27,149
USD	1,648,656	CZK	36,215,375	HSB	01/20/22	—	6,385
USD	98,312	CZK	2,173,500	JPM	01/20/22	—	1,017
USD	511,607	CZK	11,232,272	JPM	01/20/22	—	1,708
USD	288,353	DKK	1,902,977	HSB	03/24/22	—	3,470
USD	469,132	EUR	414,882	HSB	01/20/22	—	3,361
USD	604,994	EUR	534,811	HSB	01/20/22	—	4,081
USD	795,000	EUR	691,184	HSB	01/20/22	7,838	—
USD	1,104,251	EUR	948,814	HSB	01/20/22	23,684	—
USD	1,108,359	EUR	980,974	HSB	01/20/22	—	8,835
USD	142,800	EUR	125,863	JPM	01/20/22	—	540

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	345,639	EUR	305,005	JPM	01/20/22	$—	$1,719
USD	716,500	EUR	622,437	JPM	01/20/22	7,630	—
USD	673,328	GBP	508,366	HSB	01/20/22	—	14,748
USD	864,982	GBP	652,009	HSB	01/20/22	—	17,515
USD	414,116	GBP	312,865	HSB	03/24/22	—	9,216
USD	383,800	GBP	285,996	JPM	01/20/22	—	3,298
USD	404,682	GBP	294,732	JPM	01/20/22	5,762	—
USD	408,242	GBP	308,681	JPM	01/20/22	—	9,560
USD	419,908	GBP	307,373	JPM	01/20/22	3,877	—
USD	875,941	HUF	285,424,185	HSB	01/20/22	—	2,406
USD	2,347,833	HUF	729,236,819	JPM	01/20/22	103,724	—
USD	397,316	IDR	5,759,091,818	JPM	01/28/22	—	6,057
USD	597,100	JPY	67,889,971	HSB	01/20/22	6,843	—
USD	924,500	JPY	106,498,702	HSB	01/20/22	—	1,434
USD	1,127,464	JPY	128,061,836	HSB	03/24/22	13,420	—
USD	162,029	JPY	18,404,035	SSB	03/24/22	1,928	—
USD	291,735	MXN	6,180,897	HSB	01/20/22	—	9,331
USD	716,800	MXN	15,836,226	HSB	01/20/22	—	54,570
USD	306,372	NOK	2,755,599	HSB	01/20/22	—	6,440
USD	2,320,594	NOK	19,582,456	JPM	01/20/22	97,616	—
USD	1,716,696	NZD	2,425,613	CIT	01/20/22	55,666	—
USD	601,973	NZD	888,650	HSB	01/20/22	—	6,563
USD	1,911,216	NZD	2,832,060	HSB	01/20/22	—	28,145
USD	454,117	NZD	648,683	HSB	05/10/22	10,934	—
USD	904,602	NZD	1,278,011	JPM	01/20/22	29,435	—
USD	353,553	NZD	494,824	JPM	05/10/22	15,486	—
USD	815,553	PEN	3,281,703	CIT	02/03/22	—	5,528
USD	228,164	PEN	927,716	HSB	02/03/22	—	3,950
USD	1,313,660	PLN	5,203,367	HSB	01/20/22	23,543	—
USD	465,196	RON	2,041,843	HSB	01/20/22	—	3,962
USD	1,314,806	RON	5,649,049	HSB	01/20/22	16,813	—
USD	299,053	SGD	409,426	HSB	01/20/22	—	4,735
USD	385,291	SGD	520,108	JPM	01/20/22	—	622
USD	168,447	THB	5,646,685	HSB	01/20/22	—	572
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,043,572	$867,444

The accompanying notes are an integral part of these financial statements.

Annual Report   55

Lazard Retirement Series, Inc. Notes to Portfolios of Investments

December 31, 2021

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 8 in the Notes to Financial Statements.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2021, these securities amounted to 0.8% of net assets of Lazard Retirement Global Dynamic Multi-Asset Portfolio.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2021.

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
CDOR	—	Canadian Dollar Offered Rate
GDR	—	Global Depositary Receipt
LIBOR	—	London Interbank Offered Rate
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	KRW	—	South Korean Won
CHF	—	Swiss Franc	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CNH	—	Chinese Yuan Renminbi	NZD	—	New Zealand Dollar
COP	—	Colombian Peso	PEN	—	Peruvian Nuevo Sol
CZK	—	Czech Koruna	PLN	—	Polish Zloty
DKK	—	Danish Krone	RON	—	New Romanian Leu
EUR	—	Euro	RUB	—	Russian Ruble
GBP	—	British Pound Sterling	SEK	—	Swedish Krone
HUF	—	Hungarian Forint	SGD	—	Singapore Dollar
IDR	—	Indonesian Rupiah	THB	—	Thai Baht
INR	—	Indian Rupee	USD	—	United States Dollar

Counterparty Abbreviations:
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
MSC	—	Morgan Stanley & Co. Inc.
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common & Preferred Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	—%	2.5%	0.6%
Air Freight & Logistics	—	—	0.6
Airlines	—	1.3	—
Auto Components	2.2	1.3	0.2
Automobiles	2.3	2.4	1.8
Banks	23.0	6.0	5.7
Beverages	—	4.0	2.4
Biotechnology	—	—	0.4
Building Products	—	1.2	0.7
Capital Markets	—	3.2	3.3
Chemicals	1.3	5.1	1.0
Commercial Services & Suppliers	—	—	0.8
Communications Equipment	—	—	0.8
Construction Materials	2.4	—	0.1
Consumer Finance	—	—	0.6
Containers & Packaging	—	—	0.4
Diversified Consumer Services	—	—	0.4
Diversified Financial Services	—	—	0.2
Diversified Telecommunication Services	3.6	1.1	1.5
Electric Utilities	—	1.7	0.5
Electrical Equipment	—	3.5	1.3
Electronic Equipment, Instruments & Components	2.2	—	0.9
Entertainment	—	2.0	0.6
Equity Real Estate Investment Trusts (REITs)	—	—	1.6
Food & Staples Retailing	1.1	3.3	1.8
Food Products	0.8	0.5	0.5
Gas Utilities	—	1.2	0.2
Health Care Equipment & Supplies	—	4.1	0.9
Health Care Providers & Services	2.4	—	2.2
Health Care Technology	—	—	0.1
Hotels, Restaurants & Leisure	0.9	1.2	1.5
Household Durables	2.3	—	0.4
Household Products	0.7	—	1.2
Independent Power & Renewable Electricity Producers	0.7	1.0	0.2
Industrial Conglomerates	1.0	1.3	0.3
Insurance	4.0	4.2	1.8
Interactive Media & Services	—	0.5	2.2
Internet & Direct Marketing Retail	—	0.6	1.2
IT Services	—	3.3	2.3

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Leisure Products	—%	4.3%	0.5%
Life Sciences Tools & Services	—	—	1.7
Machinery	0.7	2.6	1.3
Marine	—	—	0.4
Media	—	0.7	1.2
Metals & Mining	3.4	1.4	0.7
Multiline Retail	—	—	0.7
Multi-Utilities	—	2.5	0.2
Oil, Gas & Consumable Fuels	9.8	4.7	1.8
Paper & Forest Products	0.7	—	0.1
Personal Products	2.9	1.5	0.3
Pharmaceuticals	—	6.4	3.8
Professional Services	—	4.9	1.2
Real Estate Management & Development	1.9	3.9	0.3
Road & Rail	—	—	0.6
Semiconductors & Semiconductor Equipment	10.7	3.4	3.7
Software	—	—	5.7
Specialty Retail	0.7	1.4	2.3
Technology Hardware, Storage & Peripherals	8.7	—	3.3
Textiles, Apparel & Luxury Goods	—	1.4	1.0
Thrifts & Mortgage Finance	—	—	0.3
Tobacco	1.1	—	0.1
Trading Companies & Distributors	—	1.4	0.2
Transportation Infrastructure	1.3	—	—
Wireless Telecommunication Services	3.8	—	0.2
Subtotal	96.6	97.0	74.8
Exchange Traded Funds	—	—	5.1
Foreign Government Obligations	—	—	14.7
Supranational Bonds	—	—	2.8
US Municipal Bonds	—	—	0.9
US Treasury Securities	—	—	0.3
Short-Term Investments	3.4	2.2	1.1
Total Investments	100.0%	99.2%	99.7%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

58  Annual Report

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Annual Report   59

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2021	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio

ASSETS
Investments in securities, at fair value	$395,184,574	$138,471,915
Cash	—	—
Foreign currency, at fair value	38,756	43,106
Receivables for:
Capital stock sold	618,287	698,334
Dividends and interest	526,301	734,184
Investments sold	—	165,803
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	396,367,918	140,113,342

LIABILITIES
Cash collateral due to broker on forward contracts	—	—
Payables for:
Management fees	332,688	83,592
Foreign capital gains taxes	276,963	24,002
Accrued custodian fees	117,461	30,628
Accrued distribution fees	64,435	29,611
Accrued professional services	57,352	32,983
Accrued directors’ fees	501	—
Capital stock redeemed	328,273	18,837
Investments purchased	—	275,180
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	36,526	9,966
Total liabilities	1,214,199	504,799
Net assets	$395,153,719	$139,608,543

NET ASSETS
Paid in capital	$359,582,967	$103,770,522
Distributable earnings (Accumulated loss)	35,570,752	35,838,021
Net assets	$395,153,719	$139,608,543

Service Shares
Net assets	$290,586,185	$139,608,543
Shares of capital stock outstanding*	13,291,351	12,692,339
Net asset value, offering and redemption price per share	$21.86	$11.00

Investor Shares
Net assets	$104,567,534	—
Shares of capital stock outstanding*	4,833,215	—
Net asset value, offering and redemption price per share	$21.64	—

Cost of investments in securities	$341,305,237	$119,024,949
Cost of foreign currency	$38,797	$42,752

*	$0.001 par value, 2,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60    Annual Report

Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$51,646,771	$343,312,573
—	388,655
—	126,792

40,979	62,705
38,060	1,312,025
—	2

—	1,043,572
51,725,810	346,246,324

—	260,000

33,583	183,926
—	—
14,577	78,152
10,800	73,018
25,557	51,198
—	—
14,423	236,999
—	152,727

—	867,444
5,338	35,461
104,278	1,938,925
$51,621,532	$344,307,399

$32,051,814	$268,564,073
19,569,718	75,743,326
$51,621,532	$344,307,399

$51,621,532	$343,764,707
2,651,650	23,354,843

$19.47	$14.72

—	$542,692
—	36,797

—	$14.75

$42,841,717	$283,290,206
—	$125,078

Annual Report   61

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2021	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio

Investment Income (Loss)
Income
Dividends^	$19,286,640	$3,803,921
Non-cash income	—	1,655,169
Interest	—	—
Total investment income*	19,286,640	5,459,090

Expenses
Management fees (Note 3)	4,695,026	1,070,601
Distribution fees (Service Shares)	889,118	356,867
Custodian fees	282,192	89,644
Professional services	233,827	105,470
Administration fees	78,688	34,843
Directors’ fees and expenses	28,113	11,787
Shareholders’ services	12,151	14,609
Shareholders’ reports	—	—
Other	3,863	2,443
Total gross expenses	6,222,978	1,686,264
Management fees waived and expenses reimbursed	—	(120,338)
Total net expenses	6,222,978	1,565,926
Net investment income (loss)	13,063,662	3,893,164
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	42,504,865	12,933,255
Foreign currency transactions	(306,427)	(29,768)
Forward currency contracts	—	—
Total net realized gain (loss)	42,198,438	12,903,487
Net change in unrealized appreciation (depreciation) on:
Investments†	(27,711,509)	(8,797,669)
Foreign currency translations	(1,233)	(31,149)
Forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation)	(27,712,742)	(8,828,818)
Net realized and unrealized gain (loss)	14,485,696	4,074,669
Net increase (decrease) in net assets resulting from operations	$27,549,358	$7,967,833
*^ Net of foreign withholding taxes of	$2,864,622	$294,992
** Net of foreign capital gains taxes of	$1,187,608	$1,139
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$98,921	$(24,002)

^	Dividend income for Lazard Retirement International Equity Portfolio includes $378,266 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $673,258. Refer to Note 2b in the Notes to Financial Statements for further information.

The accompanying notes are an integral part of these financial statements.

62    Annual Report

Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$522,096	$4,154,987
—	—
—	2,342,942
522,096	6,497,929

398,815	2,777,270
132,938	867,007
35,482	185,944
69,342	214,688
23,646	63,395
7,667	22,779
13,745	20,510
1,731	21,881
1,873	11,025
685,239	4,184,499
(73,723)	(539,867)
611,516	3,644,632
(89,420)	2,853,297

11,387,184	26,124,044
—	(303,876)
—	(2,313,998)
11,387,184	23,506,170

(1,693,472)	12,149,013
—	(45,183)
—	666,335

(1,693,472)	12,770,165
9,693,712	36,276,335

$9,604,292	$39,129,632
$—	$224,590
$—	$—

$—	$—

Annual Report   63

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement Emerging Markets Equity Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,063,662	$9,311,548
Net realized gain (loss)	42,198,438	(25,542,063)
Net change in unrealized appreciation (depreciation)	(27,712,742)	(2,992,046)
Net increase (decrease) in net assets resulting from operations	27,549,358	(19,222,561)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Service Shares	(6,663,744)	(8,607,423)
Investor Shares	(2,391,204)	(3,358,135)
Net decrease in net assets resulting from distributions	(9,054,948)	(11,965,558)
Capital stock transactions
Net proceeds from sales
Service Shares	47,673,921	63,205,948
Investor Shares	10,393,410	22,383,429
Net proceeds from reinvestment of distributions
Service Shares	6,663,744	8,607,423
Investor Shares	2,391,204	3,358,135
Cost of shares redeemed
Service Shares	(142,804,621)	(98,961,364)
Investor Shares	(37,682,045)	(61,959,254)
Net increase (decrease) in net assets from capital stock transactions	(113,364,387)	(63,365,683)
Total increase (decrease) in net assets	(94,869,977)	(94,553,802)
Net assets at beginning of period	490,023,696	584,577,498
Net assets at end of period	$395,153,719	$490,023,696
Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	17,272,471	18,647,347
Shares sold	2,144,597	3,605,190
Shares issued to shareholders from reinvestment of distributions	306,520	491,011
Shares redeemed	(6,432,237)	(5,471,077)
Net increase (decrease)	(3,981,120)	(1,374,876)
Shares outstanding at end of period	13,291,351	17,272,471
Investor Shares
Shares outstanding at beginning of period	5,987,048	8,005,599
Shares sold	464,939	1,300,059
Shares issued to shareholders from reinvestment of distributions	111,219	193,664
Shares redeemed	(1,729,991)	(3,512,274)
Net increase (decrease)	(1,153,833)	(2,018,551)
Shares outstanding at end of period	4,833,215	5,987,048

*	Shares and share transactions prior to December 4, 2020 were adjusted to reflect a 1:2 reverse shares split.

The accompanying notes are an integral part of these financial statements.

64    Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$3,893,164	$1,174,575	$(89,420)	$75,357
12,903,487	1,868,337	11,387,184	(440,191)
(8,828,818)	7,037,577	(1,693,472)	2,826,907

7,967,833	10,080,489	9,604,292	2,462,073

(3,045,787)	(7,373,572)	(83,939)	(3,542,237)
—	—	—	—
(3,045,787)	(7,373,572)	(83,939)	(3,542,237)

20,051,064	14,335,235	5,692,653	10,633,780
—	—	—	—

3,045,787	7,373,572	83,939	3,542,237
—	—	—	—

(33,985,889)	(31,565,292)	(14,966,206)	(21,265,117)
—	—	—	—

(10,889,038)	(9,856,485)	(9,189,614)	(7,089,100)
(5,966,992)	(7,149,568)	330,739	(8,169,264)
145,575,535	152,725,103	51,290,793	59,460,057
$139,608,543	$145,575,535	$51,621,532	$51,290,793

13,703,186	14,723,964	3,153,046	3,613,885 *
1,798,881	1,568,228	304,839	743,293 *

276,387	787,758	4,617	260,070 *
(3,086,115)	(3,376,764)	(810,852)	(1,464,202)*
(1,010,847)	(1,020,778)	(501,396)	(460,839)*
12,692,339	13,703,186	2,651,650	3,153,046

—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report   65

	Lazard Retirement Global Dynamic Multi-Asset Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,853,297	$2,683,360
Net realized gain (loss)	23,506,170	(1,348,457)
Net change in unrealized appreciation (depreciation)	12,770,165	(165,745)
Net increase (decrease) in net assets resulting from operations	39,129,632	1,169,158
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Service Shares	(9,725,319)	(6,026,173)
Investor Shares	(11,252)	(2,429)
Net decrease in net assets resulting from distributions	(9,736,571)	(6,028,602)
Capital stock transactions
Net proceeds from sales
Service Shares	13,754,558	26,196,032
Investor Shares	413,218	208,461
Net proceeds from reinvestment of distributions
Service Shares	9,725,319	6,026,173
Investor Shares	11,252	2,429
Cost of shares redeemed
Service Shares	(63,932,621)	(73,198,221)
Investor Shares	(112,123)	(46,722)
Net increase (decrease) in net assets from capital stock transactions	(40,140,397)	(40,811,848)
Total increase (decrease) in net assets	(10,747,336)	(45,671,292)
Net assets at beginning of period	355,054,735	400,726,027
Net assets at end of period	$344,307,399	$355,054,735

Shares issued and redeemed

Service Shares
Shares outstanding at beginning of period	26,229,857	29,362,855
Shares sold	976,231	2,145,528
Shares issued to shareholders from reinvestment of distributions	687,302	474,493
Shares redeemed	(4,538,547)	(5,753,019)
Net increase (decrease)	(2,875,014)	(3,132,998)
Shares outstanding at end of period	23,354,843	26,229,857

Investor Shares
Shares outstanding at beginning of period	14,719	2,331
Shares sold	29,191	15,925
Shares issued to shareholders from reinvestment of distributions	794	191
Shares redeemed	(7,907)	(3,728)
Net increase (decrease)	22,078	12,388
Shares outstanding at end of period	36,797	14,719

The accompanying notes are an integral part of these financial statements.

66    Annual Report

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Service Shares
Net asset value, beginning of period	$21.12	$22.00	$18.80	$23.59	$18.78
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.61	0.36	0.43	0.42	0.31
Net realized and unrealized gain (loss)	0.55	(0.75)	2.95	(4.80)	4.89

Total from investment operations	1.16	(0.39)	3.38	(4.38)	5.20
Less distributions from:
Net investment income	(0.42)	(0.49)	(0.18)	(0.41)	(0.39)

Total distributions	(0.42)	(0.49)	(0.18)	(0.41)	(0.39)

Net asset value, end of period	$21.86	$21.12	$22.00	$18.80	$23.59
Total Return (b)	5.52%	–1.32%	18.14%	–18.56%	27.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$290,586	$364,846	$410,188	$403,949	$942,572
Ratios to average net assets:
Net expenses	1.38%	1.43%	1.42%	1.36%	1.38%
Gross expenses	1.38%	1.43%	1.43%	1.36%	1.38%
Net investment income (loss)	2.72%	1.95%	2.10%	1.89%	1.45%
Portfolio turnover rate	35%	27%	19%	16%	10%

The accompanying notes are an integral part of these financial statements.

Annual Report   67

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Investor Shares
Net asset value, beginning of period	$20.91	$21.78	$18.58	$23.31	$18.56
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.66	0.41	0.47	0.45	0.37
Net realized and unrealized gain (loss)	0.55	(0.75)	2.91	(4.72)	4.83

Total from investment operations	1.21	(0.34)	3.38	(4.27)	5.20
Less distributions from:
Net investment income	(0.48)	(0.53)	(0.18)	(0.46)	(0.45)

Total distributions	(0.48)	(0.53)	(0.18)	(0.46)	(0.45)

Net asset value, end of period	$21.64	$20.91	$21.78	$18.58	$23.31
Total Return (b)	5.80%	–1.03%	18.36%	–18.32%	28.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$104,568	$125,178	$174,389	$165,177	$238,656
Ratios to average net assets:
Net expenses	1.14%	1.18%	1.18%	1.11%	1.14%
Gross expenses	1.14%	1.18%	1.18%	1.11%	1.14%
Net investment income (loss)	2.97%	2.28%	2.37%	2.09%	1.74%
Portfolio turnover rate	35%	27%	19%	16%	10%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

68   Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Service Shares
Net asset value, beginning of period	$10.62	$10.37	$8.60	$10.83	$11.57
Income (Loss) from investment operations:
Net investment income (loss)	0.31 *	0.11	0.20	0.18	0.31
Net realized and unrealized gain (loss)	0.31	0.68	1.60	(1.70)	2.24

Total from investment operations	0.62	0.79	1.80	(1.52)	2.55
Less distributions from:
Net investment income	(0.11)	(0.22)	(0.03)	(0.17)	(0.33)
Net realized gains	(0.13)	(0.32)	—	(0.54)	(2.96)

Total distributions	(0.24)	(0.54)	(0.03)	(0.71)	(3.29)

Net asset value, end of period	$11.00	$10.62	$10.37	$8.60	$10.83
Total Return (a)	5.83%*	8.24%	21.00%	–13.91%**	22.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$139,609	$145,576	$152,725	$169,698	$221,307
Ratios to average net assets:
Net expenses	1.10%	1.17%	1.12%	1.12%	1.11%
Gross expenses	1.18%	1.27%	1.20%	1.14%	1.12%
Net investment income (loss)	2.73%*	0.88%	1.87%	1.62%	1.11%
Portfolio turnover rate	37%	33%	32%	33%	44%

*	Includes $0.03 of refunds received as a result of European Union dividend withholding tax reclaims filings. There was a 0.29% impact on the total return of the Portfolio. There was a 0.26% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2b in the Notes to Financial Statements for further information.
**	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 0.10% impact on the total return of the Portfolio.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report   69

LAZARD RETIREMENT US SMALL - MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20*	12/31/19*	12/31/18*	12/31/17*

Service Shares
Net asset value, beginning of period	$16.27	$16.46	$12.92	$16.66	$16.18
Income (Loss) from investment operations:
Net investment income (loss)	(0.03)	0.03	0.04	0.02	0.02
Net realized and unrealized gain (loss)	3.26	0.87	3.80	(2.08)	2.14

Total from investment operations	3.23	0.90	3.84	(2.06)	2.16
Less distributions from:
Net investment income	(0.01)	(0.03)	—	— (a)	(0.06)
Net realized gains	(0.02)	(1.06)	(0.30)	(1.68)	(1.62)

Total distributions	(0.03)	(1.09)	(0.30)	(1.68)	(1.68)

Net asset value, end of period	$19.47	$16.27	$16.46	$12.92	$16.66
Total Return (b)	19.87%	6.76%	29.93%	–13.24%	13.95%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51,622	$51,291	$59,460	$51,793	$66,869
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.19%
Gross expenses	1.29%	1.33%	1.27%	1.23%	1.25%
Net investment income (loss)	–0.17%	0.15%	0.27%	0.14%	0.09%
Portfolio turnover rate	61%	71%	60%	81%	79%

*	On December 4, 2020, the Portfolio effected a 1:2 reverse share split. All per share data prior to December 4, 2020 has been adjusted to reflect the reverse share split.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

70   Annual Report

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Service Shares
Net asset value, beginning of period	$13.53	$13.65	$11.61	$13.49	$11.82
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.10	0.16	0.16	0.17
Net realized and unrealized gain (loss)	1.48	— (b)	1.91	(1.06)	2.25

Total from investment operations	1.60	0.10	2.07	(0.90)	2.42
Less distributions from:
Net investment income	(0.41)	(0.08)	(0.01)	(0.18)	—
Net realized gains	—	(0.14)	(0.02)	(0.80)	(0.75)

Total distributions	(0.41)	(0.22)	(0.03)	(0.98)	(0.75)

Net asset value, end of period	$14.72	$13.53	$13.65	$11.61	$13.49
Total Return (c)	11.94%	0.81%	17.79%	–6.57%	20.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$343,765	$354,856	$400,694	$386,902	$384,208
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.20%	1.22%	1.20%	1.17%	1.19%
Net investment income (loss)	0.82%	0.75%	1.23%	1.22%	1.28%
Portfolio turnover rate	75%	177%	115%	110%	104%

The accompanying notes are an integral part of these financial statements.

Annual Report   71

Selected data for a share of capital stock outstanding	Year Ended			Period Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18*

Investor Shares
Net asset value, beginning of period	$13.53	$13.65	$11.61	$11.61
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.12	0.14	—
Net realized and unrealized gain (loss)	1.49	— (b)	1.93	— (b)

Total from investment operations	1.63	0.12	2.07	— (b)
Less distributions from:
Net investment income	(0.41)	(0.10)	(0.01)	—
Net realized gains	—	(0.14)	(0.02)	—

Total distributions	(0.41)	(0.24)	(0.03)	—

Net asset value, end of period	$14.75	$13.53	$13.65	$11.61
Total Return (c)	12.16%	0.96%	17.79%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$543	$199	$32	$1
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.00%
Gross expenses	2.21%	4.14%	84.50%	0.00%
Net investment income (loss)	0.95%	0.93%	1.05%	0.00%
Portfolio turnover rate	75%	177%	115%	N/A

*	The inception date for the Investor Shares was December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

72   Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements

December 31, 2021

1. Organization

Lazard Retirement Series, Inc. was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-three no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently only the following four Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), and Lazard Retirement Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset Portfolio”). Each of the other nineteen Portfolios had not commenced operations as of December 31, 2021. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to, and expenses borne by, each class of shares. As of December 31, 2021, only the Emerging Markets Equity and Global Dynamic Multi-Asset Portfolios had issued Investor Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-

Annual Report   73

US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The fair value of non-US securities may be

74   Annual Report

determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income

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earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements until a positive decision has been awarded, at which time the amount will be recorded within dividend income on the Statement of Operations. Such amounts, if and when recorded, would reduce foreign withholding taxes and increase dividend income, potentially resulting in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized

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gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2021, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2021, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$9,423,868	$17,225,916

During the year ended December 31, 2021, the following Portfolios utilized realized capital loss carryovers from previous years as follows:

Emerging Markets Equity	$42,312,147
Global Dynamic Multi-Asset	6,456,811

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable

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year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2021, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Equity	$343,798,793	$82,603,398	$31,217,617	$51,385,781
International Equity	119,699,615	24,276,716	5,504,416	18,772,300
US Small-Mid Cap Equity	43,223,099	10,782,285	2,358,613	8,423,672
Global Dynamic Multi-Asset	284,354,253	65,967,276	7,013,010	58,954,266

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—For each Portfolio, income dividends if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, certain expenses, currency straddles, wash sales, passive foreign investment companies, distributions redesignations, return of capital distributions, premium amortization, non-deductible organization expenses and distributions from real estate investment trusts.

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

US Small-Mid Cap Equity	$2	$(2)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2021	2020	2021	2020

Emerging Markets Equity	$9,054,948	$11,965,558	$—	$—
International Equity	1,333,743	2,990,998	1,712,044	4,382,574
US Small-Mid Cap Equity	27,326	296,173	56,613	3,246,064
Global Dynamic Multi-Asset	9,736,571	2,203,205	—	3,825,397

At December 31, 2021, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Emerging Markets Equity	$11,112,629	$(26,649,784)	$51,107,907
International Equity	5,295,968	11,769,802	18,772,251
US Small-Mid Cap Equity	3,236,553	7,909,493	8,423,672
Global Dynamic Multi-Asset	2,998,874	13,826,937	58,917,515

(f) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc., and Lazard Global Total Return and Income

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Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees to Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between its classes (if applicable) based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio including the purchase,

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retention and disposition thereof, in accordance with the Portfolio’s investment objective(s), policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
International Equity	0.75
US Small-Mid Cap Equity	0.75
Global Dynamic Multi-Asset	0.80

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse each Portfolio until April 30, 2022 (or such other date as indicated below) if the aggregate direct expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Service Shares	Investor Shares

Emerging Markets Equity	1.45%	1.20%
International Equity	1.10	N/A
US Small-Mid Cap Equity	1.15	N/A
Global Dynamic Multi-Asset(a)	1.05	0.90
(a)	This agreement will continue in effect until April 30, 2031 for Investor Shares.

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During the year ended December 31, 2021, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares		Investor Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

International Equity	$120,338	$—	$—	$—
US Small-Mid Cap Equity	73,723	—	—	—
Global Dynamic Multi-Asset	535,208	—	2,849	1,810

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, among other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for certain distribution activities and providing services to holders of the Portfolio’s Service Shares. The Distributor may make payments to participating insurance companies or to other third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

DST is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For 2021, the annual compensation for, each Director who was, as applicable not an affiliated person of the Investment

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Manager or any of its affiliates, that was paid by all of the funds in the Lazard Fund Complex was: (1) an annual retainer of $237,000, (2) an additional annual retainer of $33,700 to the lead Independent Director, and (3) an additional annual retainer of $23,500 to the Audit Committee Chair. Effective January 2022, the annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates is comprised of: (1) an annual retainer of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statement of Operations of each Portfolio shows the Independent Directors’ compensation and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$159,443,713	$272,413,215
International Equity	50,673,287	64,471,835
US Small-Mid Cap Equity	31,608,687	41,027,837
Global Dynamic Multi-Asset	253,899,101	300,118,146

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$2,664,948	$3,849,447

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For the year ended December 31, 2021, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other

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businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(c) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(d) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(e) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or

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adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of

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two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities, indexes, currencies and structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. New Rule 18f-4 under the 1940 Act, with which investment companies must comply beginning in August 2022, will regulate the use of derivatives for certain funds

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and may require and, in some cases limit, a Portfolio to alter, perhaps materially, its use of derivatives.

(g) ETF Risk—Shares of exchange-traded funds (“ETFs”) may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in ETFs are subject to the risks of the ETFs’ investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only a Portfolio’s management fees and operating expenses, but also a Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which a Portfolio invests. Although Section 12 of the 1940 Act limits the amount of a Portfolio’s assets that may be invested in ETFs (subject to certain exceptions), Rule 12d1-4 under the 1940 Act allows a Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12, subject to certain limitations and conditions.

(h) Depositary Receipts Risk—ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

(i) Sector Risk—Implementation of certain Portfolios’ investment strategy may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular market sector, and a Portfolio would be expected to be affected by developments in that sector.

(j) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related

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risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based

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upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2021:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Emerging Markets Equity Portfolio
Common Stocks*
Austria	$—	$2,910,193	$—	$2,910,193
Brazil	12,394,610	24,268,509	—	36,663,119
China	—	76,927,313	—	76,927,313
Egypt	—	5,790,536	—	5,790,536
Greece	—	3,639,973	—	3,639,973
Hong Kong	—	4,596,508	—	4,596,508
Hungary	—	6,601,998	—	6,601,998
India	—	26,690,509	—	26,690,509
Indonesia	9,542,493	11,676,356	—	21,218,849
Mexico	20,137,907	—	—	20,137,907
Portugal	—	7,025,524	—	7,025,524
Russia	5,740,202	22,359,206	—	28,099,408
South Africa	—	26,736,953	—	26,736,953
South Korea	—	57,676,281	—	57,676,281
Taiwan	—	42,795,912	—	42,795,912
Thailand	—	7,713,877	—	7,713,877
United Kingdom	—	6,622,545	—	6,622,545
Short-Term Investments	13,337,169	—	—	13,337,169
Total	$61,152,381	$334,032,193	$—	$395,184,574

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
International Equity Portfolio
Common Stocks*
Canada	$5,252,922	$—	$—	$5,252,922
China	1,668,854	4,915,768	—	6,584,622
Denmark	—	3,954,265	—	3,954,265
Finland	—	3,212,395	—	3,212,395
France	—	14,601,787	—	14,601,787
Germany	—	12,578,663	—	12,578,663
India	—	1,403,331	—	1,403,331
Ireland	1,772,253	—	—	1,772,253
Israel	—	2,453,448	—	2,453,448
Italy	—	2,368,698	—	2,368,698
Japan	—	20,473,356	—	20,473,356
Mexico	1,223,256	—	—	1,223,256
Netherlands	—	9,009,345	—	9,009,345
Norway	—	2,836,748	—	2,836,748
Portugal	—	1,349,435	—	1,349,435
Singapore	—	1,788,243	—	1,788,243
South Africa	—	1,959,375	—	1,959,375
South Korea	—	2,719,728	—	2,719,728
Spain	—	1,936,338	—	1,936,338
Sweden	—	1,981,018	—	1,981,018
Switzerland	—	5,318,921	—	5,318,921
United Kingdom	—	18,907,060	—	18,907,060
United States	7,858,094	1,983,360	—	9,841,454
Preferred Stocks*
Germany	—	1,888,526	—	1,888,526
Short-Term Investments	3,056,728	—	—	3,056,728
Total	$20,832,107	$117,639,808	$—	$138,471,915
US Small-Mid Cap Equity Portfolio
Common Stocks*	$51,218,479	$—	$—	$51,218,479
Short-Term Investments	428,292	—	—	428,292
Total	$51,646,771	$—	$—	$51,646,771

92   Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$3,821,368	$—	$3,821,368
Belgium	—	352,211	—	352,211
Canada	7,595,961	—	—	7,595,961
China	1,107,463	481,394	—	1,588,857
Denmark	877,618	1,473,343	—	2,350,961
France	2,781,468	3,606,030	—	6,387,498
Germany	1,332,508	2,398,825	—	3,731,333
Hong Kong	596,641	233,072	—	829,713
Israel	464,050	652,856	—	1,116,906
Italy	—	224,397	—	224,397
Japan	1,380,727	12,726,269	—	14,106,996
Malta	—	147,646	—	147,646
Netherlands	1,655,850	2,338,109	—	3,993,959
New Zealand	—	125,542	—	125,542
Norway	—	209,422	—	209,422
South Africa	—	495,943	—	495,943
Spain	554,538	23,050	—	577,588
Sweden	3,167,303	430,346	—	3,597,649
Switzerland	1,879,535	3,368,895	—	5,248,430
United Kingdom	6,086,007	3,169,287	—	9,255,294
United States	148,044,461	346,995	—	148,391,456
Preferred Stocks*
Germany	—	325,364	—	325,364
Corporate Bonds*	—	41,141,239	—	41,141,239
Foreign Government Obligations*	—	50,759,070	—	50,759,070
Quasi Government Bonds*	—	1,625,570	—	1,625,570
Supranational Bonds	—	9,666,618	—	9,666,618
US Municipal Bonds	—	3,174,326	—	3,174,326
US Treasury Securities	—	1,114,961	—	1,114,961
Exchange-Traded Funds	17,656,148	—	—	17,656,148
Short-Term Investments	3,700,147	—	—	3,700,147
Other Financial Instruments†
Forward Currency Contracts	—	1,043,572	—	1,043,572
Total	$198,880,425	$145,475,720	$—	$344,356,145
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(867,444)	$—	$(867,444)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Annual Report   93

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

9. Derivative Instruments

The Global Dynamic Multi-Asset Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the year ended December 31, 2021, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$73,300,000
Average amounts sold	$63,700,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2021:

Assets—Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$1,043,572

Liabilities—Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$867,444

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2021 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(2,313,998)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$666,335

None of the other Portfolios traded in derivative instruments during the year ended December 31, 2021.

94   Annual Report

As of December 31, 2021, the Global Dynamic Multi-Asset Portfolio held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2021:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,043,572	$—	$1,043,572

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(a)	Net Amounts of Derivative Assets
Citibank NA	$282,015	$(140,554)	$—	$141,461
HSBC Bank USA NA	386,189	(386,189)	—	—
JPMorgan Chase Bank NA	306,348	(95,383)	(210,965)	—
Morgan Stanley & Co. Inc.	67,092	—	—	67,092
State Street Bank and Trust Co.	1,928	—	—	1,928
Total	$1,043,572	$(622,126)	$(210,965)	$210,481

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$867,444	$—	$867,444

Annual Report   95

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
Citibank NA	$140,554	$(140,554)	$—	$—
HSBC Bank USA NA	631,507	(386,189)	—	245,318
JPMorgan Chase Bank NA	95,383	(95,383)	—	—
Total	$867,444	$(622,126)	$—	$245,318

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

10. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020- 04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that have occurred since March 12, 2020 and that will continue to occur, through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

11. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

96   Annual Report

Lazard Retirement Series, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lazard Retirement Series, Inc. and Shareholders of Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, and Lazard Retirement Global Dynamic Multi-Asset Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Retirement Series, Inc. (the “Fund”) comprising Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio and Lazard Retirement Global Dynamic Multi-Asset Portfolio, (collectively the “Portfolios”), including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Report   97

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 11, 2022

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

98    Annual Report

Lazard Retirement Series, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors:
Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (May 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Richard Reiss, Jr. (1944)	Director (April 1997)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Annual Report   99

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Interested Directors(3):
Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)
Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2022, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.

(3)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

100    Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Director and Counsel of the Investment Manager (since January 2021, previously Senior Vice President) Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)
Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Director of the Investment Manager (since January 2021, previously Senior Vice President)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020 previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)
Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

Annual Report   101

Lazard Retirement Series, Inc. Tax and Other Information (unaudited)

Tax Information
Year Ended December 31, 2021
The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2021:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Emerging Markets Equity	100.00%
International Equity	99.51
US Small-Mid Cap Equity	100.00
Global Dynamic Multi-Asset	100.00

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Emerging Markets Equity	—%
International Equity	—
US Small-Mid Cap Equity	100.00
Global Dynamic Multi-Asset	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign	Foreign
Portfolio	Source Income	Tax Paid/Credit

Emerging Markets Equity	$22,163,981	$4,052,230
International Equity	5,754,674	674,397
US Small-Mid Cap Equity	—	—
Global Dynamic Multi-Asset	—	—

102    Annual Report

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gain paid to shareholders.

Long-Term
Portfolio	Capital Gains

Emerging Markets Equity	$—
International Equity	1,712,044
US Small-Mid Cap Equity	56,613
Global Dynamic Multi-Asset	—

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings
The Fund files each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report   103

Board Consideration of New Management Agreement

Lazard Retirement US Systematic Small Cap Equity Portfolio

At a meeting of the Board held on September 13, 2021, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Lazard Retirement US Systematic Small Cap Equity Portfolio (the “Retirement Systematic Portfolio”) and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meeting. Certain information was provided by reference to information prepared by the Investment Manager in connection with the Board’s consideration of renewal of the Management Agreement between the Fund, on behalf of its existing Portfolios, and the Investment Manager in June 2021.

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager would provide to the Retirement Systematic Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds Complex of 34 active funds comprised approximately $27 billion of the approximately $277 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2021). The Board also had received a presentation at a prior Board meeting on the Investment Manager’s US Systematic Small Cap Equity investment strategy, including the specific strategies that would be employed for the Retirement Systematic Portfolio.

The Board considered the various services to be provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of

104   Annual Report

day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Retirement Systematic Portfolio and its shareholders will be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; and marketing and shareholder servicing activities on behalf of the Fund’s Portfolios, which would include the Retirement Systematic Portfolio. The Board accepted the assertion of representatives of the Investment Manager that the Retirement Systematic Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager and that such services and infrastructure would be greater than those typically provided to a $27 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

Strategic Insight Advisory Fee and Expense Ratio Comparisons. The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, including, among other information, the Retirement Systematic Portfolio’s proposed contractual advisory fee (i.e., without giving effect to any fee waivers) and net expense ratio (i.e., after giving effect to the Retirement Systematic Portfolio’s expense limitation agreed to by the Investment Manager) compared to those of a group of funds not advised by the Investment Manager selected by Strategic Insight as comparable, for expense comparison purposes, to the Retirement Systematic Portfolio in terms of relevant criteria as appropriate, with certain exclusions as specified by Strategic

Annual Report   105

Insight (the “Expense Peer Group”1). The results of the Strategic Insight comparisons showed that the advisory fee and net expense ratio of the Retirement Systematic Portfolio were generally competitive within the Expense Peer Group. The Board considered the comparisons, additional perspectives in discussions with representatives of the Investment Manager and that the Investment Manager has voluntarily entered into an expense limitation agreement for the Retirement Systematic Portfolio, pursuant to which the Investment Manager would be expected to waive advisory fees and/or reimburse expenses upon the Retirement Systematic Portfolio’s commencement of operations.

Other Accounts Advisory Fee Comparison. The Board also considered fees paid to the Investment Manager by one pooled investment vehicle that utilized the same investment strategy as the Retirement Systematic Portfolio (the “Systematic Account”). The Board discussed the fee to be paid to the Investment Manager by the Retirement Systematic Portfolio compared to the fees paid to the Investment Manager by the Systematic Account. Representatives of the Investment Manager discussed the nature of the Systematic Account and the significant differences in services provided by the Investment Manager to the Systematic Account as compared to the services to be provided to the Retirement Systematic Portfolio.

The Board considered the relevance of the fee information provided for the Systematic Account, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees to be paid to the Investment Manager by the Retirement Systematic Portfolio.

Performance. The Board considered the performance of the Systematic Account compared to the Russell 2000 Index for various periods commencing in 2015, which showed that the performance

1	The Strategic Insight materials outlined the process for constructing the Expense Peer Group. Representatives of the Investment Manager and independent legal counsel had previously discussed with the Board in further detail the methodology used by Strategic Insight in constructing the Expense Peer Group, including how the methodology could affect the results of the comparisons.

106   Annual Report

of the Systematic Account (gross of fees) was above the Index in almost all of the periods shown, including in the one-, three- and five-year periods ended June 30, 2021 as well as the since inception (August 1, 2015) period.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the Retirement Systematic Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Retirement Systematic Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the Retirement Systematic Portfolio and the estimated profitability percentage of the Management Agreement with the Fund, on behalf of the Retirement Systematic Portfolio, to the Investment Manager and its affiliates from their relationships with the Retirement Systematic Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the Retirement Systematic Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the Retirement Systematic Portfolio for at least two years following the Retirement Systematic Portfolio’s commencement of operations to maintain the expense ratio reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the advisory fee pursuant to the Management Agreement with the Fund, on behalf of the Retirement Systematic Portfolio. Representatives of the Investment Manager reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates were expected to receive any significant benefits from the Investment Manager acting as investment manager to the Retirement Systematic Portfolio other than the benefit of soft dollar commissions in connection with managing the Retirement Systematic Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with

Annual Report   107

distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Retirement Systematic Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Retirement Systematic Portfolio’s Service Shares.

Conclusions and Determinations

At the conclusion of these discussions, the Board expressed the opinion that it had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the evaluation of the Management Agreement with the Fund, on behalf of the Retirement Systematic Portfolio. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $277 billion global asset management business.

•	The Board concluded that the fee to be paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services to be provided as discussed above.

•	The Board recognized that economies of scale may be realized, particularly as the assets of the Retirement Systematic Portfolio increase and determined that it would continue to consider potential material economies of scale.

In evaluating the Management Agreement with the Fund, on behalf of the Retirement Systematic Portfolio, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to the Fund by the Investment Manager. The Board

108   Annual Report

considered these conclusions and determinations in their totality and determined to approve the Management Agreement with the Fund, on behalf of the Retirement Systematic Portfolio. In deciding whether to vote to approve the Management Agreement with the Fund, on behalf of the Retirement Systematic Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Annual Report   109

NOTES

NOTES

NOTES

Lazard Retirement Series, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169-0953

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “CEO/CFO Code of Ethics”). The Registrant has posted its CEO/CFO Code of Ethics on its Internet website at https://www.lazardassetmanagement.com/codeofethics.”

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $113,185 in 2020 and $134,324 in 2021 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $267,330 in 2020 and $305,330 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,098 in 2020 and $25,694. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $36,233 in 2020 and $45,812 in 2021.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $964,547 in 2020 and $1,165,322 in 2021.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By /s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer
Date February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer
Date February 25, 2022

By /s/ Christopher Snively
Christopher Snively
Chief Financial Officer
Date February 25, 2022